UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6382
                                                     ---------------------

                  Nuveen Florida Quality Income Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
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                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: April 30
                                           ------------------

                  Date of reporting period: April 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN Investments

Closed-End Funds

--------------------------------------------------------------------------------
Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report
April 30, 2009
--------------------------------------------------------------------------------

-------------------------  ----------------------  -----------------------------
NUVEEN FLORIDA INVESTMENT  NUVEEN FLORIDA QUALITY  NUVEEN INSURED FLORIDA
QUALITY MUNICIPAL FUND     INCOME MUNICIPAL FUND   PREMIUM INCOME
NQF                        NUF                     MUNICIPAL FUND
                                                   NFL

-------------------------
NUVEEN INSURED FLORIDA
TAX-FREE ADVANTAGE
MUNICIPAL FUND
NWF

                                   (April 09)

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                                                        LOGO: NUVEEN Investments

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

First, I want to report some exciting news. As outlined more completely on page 12, the shareholders of all four of the Florida municipal bond funds covered in this report have voted in favor of merging these Funds with some of Nuveen's national closed-end municipal bond funds. I am pleased with the results of this shareholder vote, and I join my fellow Board members in the belief that these mergers will benefit the long-term interests of all affected shareholders.

In this market environment, any good news is welcome. Overall, the problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and, more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed income markets. The comments by the portfolio manager describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
------------------------------
Robert P. Bremner
Chairman of the Board
June 19, 2009

                                                            Nuveen Investments 3

Portfolio Manager's Comments

Nuveen Investments Municipal Closed-End Funds NQF, NUF, NFL, NWF

Portfolio manager Daniel Close reviews economic and municipal market conditions at both the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Florida Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for the Florida Funds in 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH PERIOD ENDED APRIL 30, 2009?

During this reporting period, downward pressure on the economy continued, and stress in the financial and credit markets led to increased price volatility for most securities, reduced liquidity, and a general flight to quality. In an effort to improve overall economic conditions, the Federal Reserve continued to cut interest rates, lowering the fed funds rate from 2.00% in May 2008 to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the target rate at its current level, it would buy $300 billion of long-term Treasury securities in an effort to support private credit markets, and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market.

The Fed's rate-cutting was in part a response to the decline in U.S. economic growth, as measured by the U.S. gross domestic product (GDP). Since posting growth of 2.8% in the second quarter of 2008, the GDP has contracted at annual rates of 0.5% in the third quarter of 2008, 6.3% in the fourth quarter of 2008, and 5.7% in the first quarter of 2009, all of which adds up to the worst recession in 50 years. The ongoing housing slump also continued to trouble the economy, with the average home price falling 19.1% nationally between March 2008 and March 2009, pushing home values to 2002 levels. In the labor markets, April 2009 marked the sixteenth consecutive month of job losses, with a total of 5.7 million jobs lost since the economic recession began in January 2008. The national unemployment rate for April 2009 was 8.9%, its highest point since 1983, up from 5.0% in April 2008. At the same time, inflation remained subdued, as the Consumer Price Index (CPI), reflecting a 25% drop in energy prices, fell 0.7% year-over-year as of April 2009, the largest twelve-month decline since 1955. The core CPI (which excludes food and energy) rose 1.9% over this same period, within the Fed's unofficial objective of 2.0% or lower for this measure.


CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGER AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments

During this period, the nation's financial institutions and markets--including the municipal bond market--experienced significant turmoil, and reductions in demand for many types of securities decreased valuations. In the municipal market, this negative impact was felt across all credit ratings, particularly lower-rated credits, reducing the net asset values of municipal bond funds. As a result, some of the dealer firms that make markets in bonds were unwilling to commit capital to purchase or continue serving as dealers. The reduction in dealer involvement was accompanied by significant selling pressure by investors, predominantly related to lower-rated municipal bonds. This was especially true of institutional investors, whose need to reduce the leveraging of their municipal investments forced them to remove money from the municipal market. This deleveraging was driven to some extent by the overall reduction in the amount of financing available for leverage, the increased costs of leverage financing, and the need to reduce leverage levels that had increased as municipal bond prices declined.

Municipal bond prices were further negatively impacted by concerns that the need for additional deleveraging and a supply overhang (such as a large backlog of new issues that had been postponed) would cause selling pressure to persist. The municipal market was also beset by conditions that contributed to greater price volatility, including wider credit spreads (i.e., lower quality bonds fell in price more than higher quality bonds); greatly reduced liquidity (i.e., the ability to sell bonds at prices close to their carrying values), particularly for lower quality bonds; and a lack of price transparency (i.e., the ability to accurately determine the price at which a bond would likely trade).

The performance of the municipal bond market was significantly impacted during this period by these events as well as by concerns about the credit markets, downgrades of municipal bond insurers, and the freeze-up of the auction rate market. The surges of selling pressure resulting from these events added to the level of illiquidity in the market, which combined with the Fed rate cuts to produce a steepening of the municipal yield curve. For the twelve-month period as a whole, bonds with shorter and intermediate maturities generally outperformed longer maturity bonds, and higher quality bonds tended to outperform lower quality credits.

After a very difficult phase, market conditions began to show some general signs of improvement in mid-December 2008, and municipal bonds were on an improving trend during the first four months of 2009. In April 2009, this was enhanced by the introduction of Build America Bonds (BABs), which were authorized by the American Recovery and Reinvestment Act of 2009. This legislation allows state and local governments to sell taxable bonds and receive a subsidy equal to 35% of the interest cost instead of the tax exemptions standard in the municipal market. The issuance of BABs has taken some of the supply out of the new issuance municipal market and reduced concerns about a supply overhang, driving up prices on tax-exempt municipal issues, especially among bonds with longer maturities.

Over the twelve-month period ended April 30, 2009, municipal bond issuance nationwide totaled $430.0 billion, a drop of 5% compared with the twelve-month period ended April 30, 2008. While market conditions during this period impacted the demand for municipal bonds, investors, especially from the retail sector, continued to be attracted by the high tax-equivalent yields of the municipal bond market relative to taxable bonds.

                                                            Nuveen Investments 5

HOW WERE ECONOMIC AND MARKET CONDITIONS IN FLORIDA?

Because of its reliance on the housing and construction sectors as key economic drivers, Florida was one of the first states hit by the decline in the housing market as well as one of the hardest-hit by the recession. In 2008, Florida's economy contracted at a rate of 1.6%, compared with the average growth rate of 0.7% nationally for the same period. This ranked the state 48th in the nation in terms of GDP growth. Between March 2008 and March 2009, home prices in Miami and Tampa fell 28.7% and 22.4%, respectively, ranking these cities fourth and seventh in terms of price declines in the Standard & Poor's (S&P)/Case-Shiller home price index of 20 major metropolitan areas, compared with an average decline of 19.1% nationally. Florida's job market also continued to weaken, as unemployment in the state rose to 9.6% in April 2009 from 5.6% in April 2008, above the national average of 8.9%. Despite this difficult economic environment, Florida continued to be characterized by strong fiscal management at the state level, a moderate debt burden, and good demographic trends. Although the recent housing correction has slowed the inflow of new residents, Florida remained among the fastest growing states in the nation.

With no personal income tax, nearly 70% of Florida's state revenues derive from sales tax collections, which have declined over the period as a result of the recession and reduced consumer spending. Due to a downward revision in revenue estimates in the state's fiscal 2009 budget, the state has projected a $2.3 billion deficit by the end of the fiscal year in June 2009. As of April 30, 2009, Florida's general obligation debt was rated Aa1/AAA/AA+ by Moody's, S&P, and Fitch, respectively. In January 2009, S&P revised its outlook for Florida from stable to negative, citing the state's increasing economic and financial pressures, while Moody's maintained its negative outlook for the state. For the twelve months ended April 30, 2009, municipal issuance in Florida totaled $18.8 billion, as the state remained the fourth largest state issuer. According to Moody's, Florida ranked sixth in the nation in terms of total tax-supported debt outstanding and twentieth on a tax-supported debt per capita basis in 2008.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THIS PERIOD?

During this twelve-month period, as the municipal market remained under pressure from price volatility, reduced liquidity and fundamental economic concerns, we continued to focus on finding bonds that offered relative value, while seeking to manage liquidity and invest for the long term.

6 Nuveen Investments

Much of our investment activity during this period was driven by opportunities created by market conditions. We sought to capitalize on this environment by continuing to take a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long term. This was true in both the new issuance and secondary markets. In the new issuance market, we found bonds with better structures (such as higher coupons, longer call protection) than we had seen in a long time, as market conditions required issuers to enhance offerings to make them more attractive to buyers. In the secondary markets, we were able to purchase bonds, especially lower-rated issues, at discounted prices as the result of selling by some municipal market participants, particularly during the last part of 2008 and early 2009.

In general, our emphasis was on purchasing bonds with longer maturities to take advantage of the spreads offered by the extremely steep yield curve. Among the credits we added to the two uninsured Funds were revenue bonds, including water and sewer and utilities credits, as well as state and other general obligation bonds. We also were able to find non-insured health care bonds that we considered undervalued at discounted prices. In the two insured Funds, our investment activity was somewhat limited by the smaller supply of appropriate insured paper available in the market, as the number of suitable insurers as well as the insurance penetration of the new issuance market continued to decline. Insured issues comprised 18% of new supply in 2008, compared with 47% in 2007.

Some of the cash for new purchases was generated by bond calls. In addition, we monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell bonds into relatively consistent retail demand. In view of tighter liquidity, we positioned the Funds somewhat more defensively by retaining slightly more cash than usual in order to improve the Funds' liquidity profiles and have the capital we needed to reinvest at opportune times.

During this period, we used inverse floating rate securities(1) in NQF, NUF and NFL. We employed inverse floaters as part of our management strategies for a variety of reasons, including duration(2) management, income enhancement, and as a form of leverage. As of April 30, 2009, the inverse floaters remained in place in these three Funds.

(1) An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

                                                            Nuveen Investments 7

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Florida Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE FOR PERIODS ENDED 4/30/09

                                              1-YEAR        5-YEAR      10-YEAR
--------------------------------------------------------------------------------
FLORIDA FUNDS
NQF                                            -3.76%         2.60%        4.40%
NUF                                            -0.74%         3.29%        4.45%

Lipper Other States
Municipal Debt Funds
Average(3)                                     -2.30%         3.12%        4.26%

Barclays Capital
Municipal
Bond Index(4)                                   3.11%         4.11%        4.78%

S&P Florida
Municipal
Bond Index(5)                                  -1.04%         3.12%        4.29%

INSURED FLORIDA FUNDS
--------------------------------------------------------------------------------
NFL                                             1.26%         3.57%        4.78%
NWF                                             1.26%         4.50%         N/A

Lipper Single-State Insured
Municipal Debt Funds
Average(6)                                     -3.55%         3.10%        4.57%

Barclays Capital
Insured Municipal
Bond Index(4)                                   3.65%         4.23%        4.93%

S&P Florida
Municipal
Bond Index(5)                                  -1.04%         3.12%        4.29%
--------------------------------------------------------------------------------

For the twelve months ended April 30, 2009, the total return on common share net asset value (NAV) for NUF exceeded the average return for the Lipper Other States Municipal Debt Funds Average, while NQF trailed this Lipper peer group. Both NQF and NUF underperformed the returns on the national Barclays Capital Municipal Bond Index, while NUF outperformed the Standard & Poor's (S&P) Florida Municipal Bond Index for the period and NQF did not. For the insured Funds, both NFL and NWF outperformed the average return for the Lipper Single-State Insured Municipal Debt Funds Average as well as the return on the S&P Florida Municipal Bond Index, while underperforming the

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

(3) The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 46 funds; and 10-year, 18 funds. Fund and Lipper returns assume reinvestment of dividends.

(4) The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds, and the Barclays Capital (formerly Lehman Brothers) Insured Municipal Bond Index is an unleveraged, unmanaged national index containing a broad range of insured municipal bonds. Results for the Barclays Capital indexes do not reflect any expenses.

(5) The Standard & Poor's (S&P) Florida Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the Florida municipal bond market.

(6) The Lipper Single-State Insured Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 44 funds; 5-year, 44 funds; and 10-year, 24 funds.

8 Nuveen Investments

Barclays Capital Insured Municipal Bond Index. Several of the benchmarks shown in the accompanying table include bonds from states in addition to Florida, which may make direct comparisons between the Florida Funds and these benchmarks less meaningful.

Key management factors that influenced the Funds' returns during this period included duration and yield curve positioning, the use of derivatives(7), credit exposure and sector allocations, and individual security selection. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page 10.

Over the course of this twelve-month period, the yield curve remained extraordinarily steep. Bonds in the Barclays Capital Municipal Bond Index with maturities of three to ten years, especially those maturing in approximately four to six years, benefited the most from this interest rate environment. Overall, NFL and NWF had relatively better duration and yield curve positioning for this environment than NUF and especially NQF, which had the longest duration among these four Funds.

As mentioned earlier, NQF, NUF and NFL used inverse floating rate securities to help manage duration and enhance income. During this period, the impact of the inverse floaters on performance varied according to the bonds used to establish the inverse floating rate trusts, and the timing of the trust establishment.

Amid a difficult economic environment and disruptions in the financial markets, risk-averse investors put a priority on higher quality investments, and bonds with higher credit quality typically performed very well. While exposure to lower-rated credits had a negative influence on the Funds' performances for the period, the relatively smaller weightings in these credit quality sectors helped to limit the impact of this exposure. On the whole, NFL and NWF benefited from their overall higher credit quality.

Pre-refunded(8) bonds, which are backed by U.S. Treasury securities, were one of the top performing segments of the market, due primarily to their shorter effective maturities, higher credit quality, and perceived safety. Additional sectors that generally contributed positively to the Funds' returns included general obligation and other tax-supported bonds, water and sewer, education, and housing credits. In fact, the performances of these Funds were hampered by their underweightings in tax-supported bonds relative to the market.

Holdings that generally detracted from the Funds' performances included industrial development revenue (IDR) bonds. Both NQF and NUF had larger allocations to the IDR sector than the market indexes, which had a negative impact on their performances. The health care revenue sector also underperformed the overall municipal market, as did zero coupon and lower-rated tobacco bonds.

Individual security selection was also a factor in the Funds' returns during this period. In particular, the Funds were impacted to varying degrees by the downgrades of municipal bond insurers, and the subsequent impact on the ratings and values of insured bonds. See page 10 for more information on municipal bond insurers.

(7) Each Fund may invest in derivatives instruments such as forwards, futures, option and swap transactions. For additional information on derivative instruments in which each Fund was invested during and at the end of the reporting period, please refer to the Portfolio of Investments, Financial Statements and Notes to Financial Statements sections of this shareholder report.

(8) Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

                                                            Nuveen Investments 9

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In this generally unfavorable investment environment, a significant factor impacting the returns of these Funds relative to the comparative indexes was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk--especially when market conditions are as unfavorable as they were during much of this twelve-month period. As the prices of many securities held by these Funds declined, the negative impact of these valuation changes on common share net asset value and common shareholder total return was magnified by the use of leverage.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. At the time this report was prepared, there were no bond insurers rated AAA by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit watch evolving," "credit outlook developing," or "rating withdrawn," which may presage one or more rating reductions in the future. As concern increased about the balance sheets of insurers, prices on insured bonds - especially those bonds issued by weaker underlying credits - declined, detracting from the Funds' performances. By the end of this reporting period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all of our Funds continued to be well diversified, and it is important to note that municipal bonds historically have had a very low rate of default.

10 Nuveen Investments

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in the last shareholder report, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Funds' Board of Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. As of April 30, 2009, the amount of auction rate preferred securities redeemed by NQF and NUF are as shown in the accompanying table. As of April 30, 2009, NFL and NWF have not redeemed any of their outstanding auction rate preferred shares.

                                                AUCTION RATE      % OF ORIGINAL
                                            PREFERRED SHARES       AUCTION RATE
FUND                                                REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NQF                                         $     17,050,000               12.9%
NUF                                         $     22,100,000               18.9%
--------------------------------------------------------------------------------

While the Funds' Board of Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of April 30, 2009, sixty-seven Nuveen closed-end municipal funds have redeemed and/or noticed for redemption at par a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                           Nuveen Investments 11

FLORIDA FUND SHAREHOLDERS APPROVE FUND MERGERS

On April 17, 2009, these four Florida Funds filed with the Securities and Exchange Commission (SEC) and mailed to its shareholders proxy statements announcing a special shareholder meeting for each Fund at which shareholders would be asked to vote to approve the Fund Board's recommendation to merge each Fund into a Nuveen national municipal closed-end fund. As outlined in the proxy materials, the Board believes these mergers would benefit current shareholders of the Florida Funds by providing opportunities for:

o     Lower fees and operating expenses

o     Enhanced relative investment performance

o     Continuity of investment strategy

o     Improved secondary market trading

o Expanded refinancing opportunities for outstanding auction rate preferred shares.

As of June 19, 2009, shareholders of each of the four Florida Funds had approved their respective mergers, with more than 80% of participating shares of each Fund voting in favor of the merger. The consummation of the respective mergers remains subject to the approval of shareholders of the affected Nuveen national municipal closed-end funds. Shareholders of those funds are expected to vote on the merger proposals in late July 2009. There can be no assurance that shareholder approval of those funds will be obtained.

For more information on the proposed mergers, see the appropriate financial statement footnotes in this report, or visit www.nuveen.com/cef.

12 Nuveen Investments

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended April 30, 2009, NQF had two monthly dividend increases and NUF and NWF each had one monthly dividend increase. In NFL, the cost of leverage-related borrowing remained higher than in the other Florida Funds. This impacted the incremental income available for dividends and led to one dividend cut in this Fund, effective October 2008.

Due to normal portfolio activity, common shareholders of NQF received a net ordinary income distribution of $0.0027 per share at the end of December 2008.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

The Funds' Board of Trustees approved an open-market share repurchase program on July 10, 2007, for NQF and NUF and on July 30, 2008, for NFL and NWF under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares.

As of April 30, 2009, the Funds repurchased common shares as shown in the accompanying table.

                                              COMMON SHARES    % OF OUTSTANDING
FUND                                            REPURCHASED       COMMON SHARES
--------------------------------------------------------------------------------
NQF                                                 261,700                 1.6%
NUF                                                 191,400                 1.4%
NFL                                                 223,400                 1.6%
NWF                                                  18,900                 0.5%
--------------------------------------------------------------------------------

                                                           Nuveen Investments 13

During the twelve-month reporting period, common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

                                           WEIGHTED AVERAGE    WEIGHTED AVERAGE
                                            PRICE PER SHARE  DISCOUNT PER SHARE
FUND                                            REPURCHASED         REPURCHASED
--------------------------------------------------------------------------------
NQF                                                  $10.63               17.72%
NUF                                                  $10.87               19.13%
NFL                                                  $11.46               18.45%
NWF                                                  $11.27               17.03%
--------------------------------------------------------------------------------

As of April 30, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying table.

                                                    4/30/09        TWELVE-MONTH
FUND                                               DISCOUNT    AVERAGE DISCOUNT
--------------------------------------------------------------------------------
NQF                                                  -14.40%            - 16.66%
NUF                                                  -15.00%            - 17.07%
NFL                                                  -15.12%            - 16.66%
NWF                                                  -14.19%             -16.58%
--------------------------------------------------------------------------------

14 Nuveen Investments

NQF Performance OVERVIEW | Nuveen Florida Investment Quality Municipal Fund as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          41%
AA                                                                           36%
A                                                                            15%
BBB                                                                           6%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                   [BAR CHART]

May                                                                    $   0.054
Jun                                                                        0.054
Jul                                                                        0.054
Aug                                                                        0.054
Sep                                                                        0.057
Oct                                                                        0.057
Nov                                                                        0.057
Dec                                                                        0.057
Jan                                                                        0.057
Feb                                                                        0.057
Mar                                                                        0.059
Apr                                                                        0.059

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   12.83
                                                                            12.7
                                                                         12.7999
                                                                           12.71
                                                                           12.74
                                                                           12.66
                                                                           12.72
                                                                           12.39
                                                                           12.19
                                                                           12.06
                                                                           12.23
                                                                           12.24
                                                                          11.948
                                                                           11.87
                                                                           12.03
                                                                           12.02
                                                                           11.98
                                                                           11.97
                                                                           12.06
                                                                           12.16
                                                                           12.01
                                                                           11.27
                                                                          10.606
                                                                         10.2699
                                                                          7.6201
                                                                            8.67
                                                                            9.74
                                                                            9.54
                                                                         10.1528
                                                                            9.73
                                                                             8.6
                                                                            8.91
                                                                            8.36
                                                                            8.74
                                                                             8.6
                                                                           8.679
                                                                            9.49
                                                                           10.55
                                                                           10.39
                                                                           10.61
                                                                           10.77
                                                                           10.93
                                                                           11.13
                                                                         10.5268
                                                                           10.66
                                                                            10.5
                                                                           10.76
                                                                            10.7
                                                                           10.71
                                                                           10.77
                                                                           10.84
                                                                         11.0033
                                                                           11.22
4/30/09                                                                    11.18

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.18
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.06
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -14.40%
--------------------------------------------------------------------------------
Market Yield                                                               6.33%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.79%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   213,250
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.70
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                12.33
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/21/91)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                     -6.73%        -3.76%
--------------------------------------------------------------------------------
5-Year                                                      0.82%         2.60%
--------------------------------------------------------------------------------
10-Year                                                     1.87%         4.40%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     31.1%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            18.6%
--------------------------------------------------------------------------------
Transportation                                                             15.2%
--------------------------------------------------------------------------------
Water and Sewer                                                            10.7%
--------------------------------------------------------------------------------
Health Care                                                                 7.9%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.0%
--------------------------------------------------------------------------------
Utilities                                                                   6.1%
--------------------------------------------------------------------------------
Other                                                                       3.4%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0027 per share.

                                                           Nuveen Investments 15

NUF Performance OVERVIEW | Nuveen Florida Quality Income Municipal Fund as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.62
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.67
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -15.00%
--------------------------------------------------------------------------------
Market Yield                                                               5.58%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                7.75%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   192,960
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.03
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.49
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 10/17/91)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                     -3.43%         -0.74%
--------------------------------------------------------------------------------
5-Year                                                      1.44%          3.29%
--------------------------------------------------------------------------------
10-Year                                                     2.76%          4.45%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     29.5%
--------------------------------------------------------------------------------
Transportation                                                             13.3%
--------------------------------------------------------------------------------
Water and Sewer                                                             9.5%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             8.6%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           8.3%
--------------------------------------------------------------------------------
Health Care                                                                 7.7%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      7.4%
--------------------------------------------------------------------------------
Utilities                                                                   7.1%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         5.4%
--------------------------------------------------------------------------------
Other                                                                       3.2%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                   [PIE CHART]

AAA/U.S. Guaranteed                                                          32%
AA                                                                           42%
A                                                                            18%
BBB                                                                           5%
N/R                                                                           3%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

May                                                                    $   0.053
Jun                                                                        0.053
Jul                                                                        0.053
Aug                                                                        0.053
Sep                                                                        0.054
Oct                                                                        0.054
Nov                                                                        0.054
Dec                                                                        0.054
Jan                                                                        0.054
Feb                                                                        0.054
Mar                                                                        0.054
Apr                                                                        0.054

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   12.79
                                                                           12.72
                                                                          12.852
                                                                           12.81
                                                                           12.84
                                                                            12.8
                                                                           12.78
                                                                          12.425
                                                                           12.24
                                                                           12.21
                                                                           12.39
                                                                           12.42
                                                                           12.23
                                                                           12.08
                                                                           12.18
                                                                           12.23
                                                                           12.14
                                                                           12.16
                                                                           12.21
                                                                           12.26
                                                                            12.2
                                                                           11.54
                                                                           10.91
                                                                           10.56
                                                                            7.76
                                                                            8.92
                                                                          10.276
                                                                            9.97
                                                                           10.47
                                                                            9.95
                                                                            8.82
                                                                            9.18
                                                                            8.62
                                                                               9
                                                                            8.95
                                                                             9.1
                                                                            9.82
                                                                           10.91
                                                                           10.56
                                                                           10.87
                                                                           11.22
                                                                           11.38
                                                                           11.52
                                                                           10.84
                                                                           11.31
                                                                           10.81
                                                                           11.15
                                                                           11.18
                                                                           11.24
                                                                           11.35
                                                                           11.41
                                                                           11.57
                                                                           11.69
4/30/09                                                                    11.62

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

16 Nuveen Investments

NFL Performance OVERVIEW | Nuveen Insured Florida Premium Income Municipal Fund as of April 30, 2009

Credit Quality (as a % of total investments)(1,2)

                                   [PIE CHART]

Insured                                                                      85%
U.S. Guaranteed                                                              12%
GNMA Guaranteed                                                               3%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

May                                                                    $  0.0575
Jun                                                                       0.0575
Jul                                                                       0.0575
Aug                                                                       0.0575
Sep                                                                       0.0575
Oct                                                                       0.0555
Nov                                                                       0.0555
Dec                                                                       0.0555
Jan                                                                       0.0555
Feb                                                                       0.0555
Mar                                                                       0.0555
Apr                                                                       0.0555

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   13.32
                                                                           13.32
                                                                           13.26
                                                                            13.3
                                                                           13.11
                                                                          13.184
                                                                           13.15
                                                                           12.86
                                                                           12.75
                                                                           12.72
                                                                           12.81
                                                                          12.704
                                                                            12.5
                                                                           12.48
                                                                           12.53
                                                                            12.6
                                                                           12.47
                                                                           12.48
                                                                          12.639
                                                                           12.66
                                                                           12.55
                                                                         11.9123
                                                                            11.1
                                                                           10.86
                                                                          7.8501
                                                                            9.34
                                                                           10.59
                                                                           10.47
                                                                           11.09
                                                                         10.3175
                                                                             9.4
                                                                            9.68
                                                                            9.28
                                                                            9.22
                                                                            9.44
                                                                           10.01
                                                                          10.549
                                                                           11.77
                                                                           11.39
                                                                           11.52
                                                                           11.83
                                                                           11.94
                                                                           12.16
                                                                           11.49
                                                                           11.76
                                                                           11.35
                                                                            11.5
                                                                           11.72
                                                                           11.74
                                                                           11.87
                                                                           11.82
                                                                           11.95
                                                                         12.0699
4/30/09                                                                    12.07

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     12.07
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     14.22
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -15.12%
--------------------------------------------------------------------------------
Market Yield                                                               5.52%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                7.67%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $   201,517
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.82
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.66
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/17/92)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                     -3.53%          1.26%
--------------------------------------------------------------------------------
5-Year                                                      1.77%          3.57%
--------------------------------------------------------------------------------
10-Year                                                     3.76%          4.78%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     41.3%
--------------------------------------------------------------------------------
Water and Sewer                                                            25.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            11.7%
--------------------------------------------------------------------------------
Housing/Multifamily                                                         6.2%
--------------------------------------------------------------------------------
Utilities                                                                   5.1%
--------------------------------------------------------------------------------
Other                                                                      10.5%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       36.9%
--------------------------------------------------------------------------------
FSA                                                                        20.5%
--------------------------------------------------------------------------------
FGIC                                                                       18.9%
--------------------------------------------------------------------------------
AMBAC                                                                      13.0%
--------------------------------------------------------------------------------
SYNCORA                                                                     7.6%
--------------------------------------------------------------------------------
CIFG                                                                        3.1%
--------------------------------------------------------------------------------

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) Primarily all of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 17

NWF Performance OVERVIEW | Nuveen Insured Florida Tax-Free Advantage Municipal Fund as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                  $     11.73
--------------------------------------------------------------------------------
Common Share Net Asset Value                                        $     13.67
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                -14.19%
--------------------------------------------------------------------------------
Market Yield                                                               5.42%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(3)                                                7.53%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                       $    52,812
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          13.04
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.17
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                     -1.42%          1.26%
--------------------------------------------------------------------------------
5-Year                                                      2.88%          4.50%
--------------------------------------------------------------------------------
Since Inception                                             1.45%          4.37%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     37.0%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            23.1%
--------------------------------------------------------------------------------
Water and Sewer                                                            18.8%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           9.2%
--------------------------------------------------------------------------------
Transportation                                                              7.4%
--------------------------------------------------------------------------------
Other                                                                       4.5%
--------------------------------------------------------------------------------

INSURERS
(as a % of total Insured investments)
--------------------------------------------------------------------------------
MBIA                                                                       26.4%
--------------------------------------------------------------------------------
AMBAC                                                                      20.6%
--------------------------------------------------------------------------------
FSA                                                                        20.4%
--------------------------------------------------------------------------------
FGIC                                                                       15.8%
--------------------------------------------------------------------------------
SYNCORA                                                                    10.6%
--------------------------------------------------------------------------------
RAAI                                                                        6.2%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1,2)

                                   [PIE CHART]

Insured                                                                      75%
U.S. Guaranteed                                                              23%
BBB (Uninsured)                                                               1%
A-(Uninsured)                                                                 1%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                   [BAR CHART]

May                                                                    $  0.0515
Jun                                                                       0.0515
Jul                                                                       0.0515
Aug                                                                       0.0515
Sep                                                                        0.053
Oct                                                                        0.053
Nov                                                                        0.053
Dec                                                                        0.053
Jan                                                                        0.053
Feb                                                                        0.053
Mar                                                                        0.053
Apr                                                                        0.053

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                                $   12.59
                                                                           12.56
                                                                           12.74
                                                                          12.838
                                                                           12.66
                                                                         12.6679
                                                                           12.65
                                                                           12.46
                                                                           12.16
                                                                           12.39
                                                                            12.3
                                                                          12.246
                                                                            12.3
                                                                          11.998
                                                                           12.09
                                                                           12.08
                                                                           11.94
                                                                           11.91
                                                                              12
                                                                           12.09
                                                                           12.05
                                                                            11.5
                                                                           10.96
                                                                           10.43
                                                                             8.1
                                                                            9.35
                                                                          10.158
                                                                           10.25
                                                                           10.78
                                                                           10.12
                                                                          9.1501
                                                                            9.25
                                                                            8.89
                                                                            8.68
                                                                            9.18
                                                                            9.59
                                                                           10.16
                                                                           11.21
                                                                           11.02
                                                                         11.0001
                                                                           11.36
                                                                           11.71
                                                                           11.65
                                                                           11.48
                                                                           11.34
                                                                           11.01
                                                                           11.14
                                                                            11.2
                                                                           11.35
                                                                          11.496
                                                                           11.49
                                                                           11.55
                                                                           11.57
4/30/09                                                                  11.7278

(1) The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(2) At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

18 Nuveen Investments

NQF NUF | Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on November 18, 2008; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to January 13, 2009 and additionally adjourned to March 17, 2009.

                                                                                NQF                             NUF
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                      Common and
                                                                       Preferred       Preferred       Preferred        Preferred
                                                                   shares voting   shares voting   shares voting    shares voting
                                                                        together        together        together         together
                                                                      as a class      as a class      as a class       as a class
----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES.
   For                                                                        --              --              --               --
   Against                                                                    --              --              --               --
   Abstain                                                                    --              --              --               --
   Broker Non-Votes                                                           --              --              --               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --              --              --               --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES AND BELOW
INVESTMENT GRADE SECURITIES.
   For                                                                 7,738,846           1,082       6,857,348            1,180
   Against                                                               700,810             109         924,687              107
   Abstain                                                               200,080              31         156,486               25
   Broker Non-Votes                                                    2,195,356           2,522       1,996,491            2,770
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                              10,835,092           3,744       9,935,012            4,082
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
INSURED MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                        --              --              --               --
   Against                                                                    --              --              --               --
   Abstain                                                                    --              --              --               --
   Broker Non-Votes                                                           --              --              --               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --              --              --               --
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                 7,781,224           1,077       6,898,223            1,175
   Against                                                               659,273             115         867,389              114
   Abstain                                                               199,241              30         172,909               23
   Broker Non-Votes                                                    2,195,354           2,522       1,996,491            2,770
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                              10,835,092           3,744       9,935,012            4,082
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                 7,680,560           1,096       6,818,191            1,199
   Against                                                               748,330              90         945,777               82
   Abstain                                                               210,846              36         174,553               31
   Broker Non-Votes                                                    2,195,356           2,522       1,996,491            2,770
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                              10,835,092           3,744       9,935,012            4,082
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                                 7,618,636           1,070       6,704,096            1,164
   Against                                                               738,379             115       1,002,908              117
   Abstain                                                               282,721              37         231,517               31
   Broker Non-Votes                                                    2,195,356           2,522       1,996,491            2,770
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                              10,835,092           3,744       9,935,012            4,082
==================================================================================================================================

                                                           Nuveen Investments 19

                                                                                 NQF                             NUF
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                      Common and
                                                                       Preferred       Preferred       Preferred        Preferred
                                                                   shares voting   shares voting   shares voting    shares voting
                                                                        together        together        together         together
                                                                      as a class      as a class      as a class       as a class
----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                                 7,683,396           1,077       6,774,761            1,176
   Against                                                               732,484             113         970,903              103
   Abstain                                                               223,856              32         192,857               33
   Broker Non-Votes                                                    2,195,356           2,522       1,996,491            2,770
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                              10,835,092           3,744       9,935,012            4,082
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                 7,646,865           1,074       6,729,432            1,176
   Against                                                               722,350             115         969,955              112
   Abstain                                                               270,521              33         239,134               24
   Broker Non-Votes                                                    2,195,356           2,522       1,996,491            2,770
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                              10,835,092           3,744       9,935,012            4,082
==================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                10,202,580              --       9,135,002               --
   Withhold                                                              630,754              --         799,973               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                              10,833,334              --       9,934,975               --
==================================================================================================================================
William C. Hunter
   For                                                                        --           3,642              --            3,951
   Withhold                                                                   --              84              --               94
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --           3,726              --            4,045
==================================================================================================================================
David J. Kundert
   For                                                                10,214,453              --       9,132,319               --
   Withhold                                                              618,881              --         802,656               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                              10,833,334              --       9,934,975               --
==================================================================================================================================
William J. Schneider
   For                                                                        --           3,642              --            3,951
   Withhold                                                                   --              84              --               94
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --           3,726              --            4,045
==================================================================================================================================
Terence J. Toth
   For                                                                10,216,772              --       9,133,422               --
   Withhold                                                              616,562              --         801,553               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                              10,833,334              --       9,934,975               --
==================================================================================================================================

20 Nuveen Investments

NFL NWF |

                                                                                 NFL                              NWF
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                      Common and
                                                                       Preferred       Preferred       Preferred        Preferred
                                                                   shares voting   shares voting   shares voting    shares voting
                                                                        together        together        together         together
                                                                      as a class      as a class      as a class       as a class
----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN INSURED MUNICIPAL SECURITIES.
   For                                                                 6,631,187             951       1,740,747              289
   Against                                                               871,072              61         170,116               31
   Abstain                                                               218,740              62         137,397                2
   Broker Non-Votes                                                    1,714,584           2,379         543,134              769
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                               9,435,583           3,453       2,591,394            1,091
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUND'S FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL SECURITIES AND BELOW
INVESTMENT GRADE SECURITIES.
   For                                                                        --              --              --               --
   Against                                                                    --              --              --               --
   Abstain                                                                    --              --              --               --
   Broker Non-Votes                                                           --              --              --               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --              --              --               --
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS IN
INSURED MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                 6,679,771             950       1,748,670              290
   Against                                                               819,581              60         156,154               30
   Abstain                                                               221,647              64         143,436                2
   Broker Non-Votes                                                    1,714,584           2,379         543,134              769
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                               9,435,583           3,453       2,591,394            1,091
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO INVESTMENTS
IN MUNICIPAL SECURITIES FOR THE FUND.
   For                                                                        --              --              --               --
   Against                                                                    --              --              --               --
   Abstain                                                                    --              --              --               --
   Broker Non-Votes                                                           --              --              --               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --              --              --               --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY PROHIBITING
INVESTMENT IN OTHER INVESTMENT COMPANIES.
   For                                                                 6,560,175             944              --               --
   Against                                                               945,294              63              --               --
   Abstain                                                               215,530              67              --               --
   Broker Non-Votes                                                    1,714,584           2,379              --               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                               9,435,583           3,453              --               --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                                                 6,550,396             943              --               --
   Against                                                               937,519              62              --               --
   Abstain                                                               233,084              69              --               --
   Broker Non-Votes                                                    1,714,584           2,379              --               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                               9,435,583           3,453              --               --
==================================================================================================================================

                                                           Nuveen Investments 21

                                                                                 NFL                             NWF
----------------------------------------------------------------------------------------------------------------------------------
                                                                      Common and                      Common and
                                                                       Preferred       Preferred       Preferred        Preferred
                                                                   shares voting   shares voting   shares voting    shares voting
                                                                        together        together        together         together
                                                                      as a class      as a class      as a class       as a class
----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                                                 6,548,061             953              --               --
   Against                                                               920,162              57              --               --
   Abstain                                                               252,775              64              --               --
   Broker Non-Votes                                                    1,714,585           2,379              --               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                               9,435,583           3,453              --               --
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY RELATING TO COMMODITIES.
   For                                                                 6,549,540             944              --               --
   Against                                                               920,796              64              --               --
   Abstain                                                               250,663              66              --               --
   Broker Non-Votes                                                    1,714,584           2,379              --               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                               9,435,583           3,453              --               --
==================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
John P. Amboian
   For                                                                 8,681,325              --       2,357,634               --
   Withhold                                                              754,245              --         233,760               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                               9,435,570              --       2,591,394               --
==================================================================================================================================
William C. Hunter
   For                                                                        --           3,362              --            1,038
   Withhold                                                                   --              78              --               53
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --           3,440              --            1,091
==================================================================================================================================
David J. Kundert
   For                                                                 8,719,942              --       2,357,634               --
   Withhold                                                              715,628              --         233,760               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                               9,435,570              --       2,591,394               --
==================================================================================================================================
William J. Schneider
   For                                                                        --           3,362              --            1,038
   Withhold                                                                   --              78              --               53
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --           3,440              --            1,091
==================================================================================================================================
Terence J. Toth
   For                                                                 8,720,242              --       2,357,634               --
   Withhold                                                              715,328              --         233,760               --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                                               9,435,570              --       2,591,394               --
==================================================================================================================================

22 Nuveen Investments

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (the Funds) as of April 30, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period than ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund and Nuveen Insured Florida Tax-Free Advantage Municipal Fund at April 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with US generally accepted accounting principles.

                                                         Ernst & Young LLP

Chicago, Illinois
June 19, 2009

                                                           Nuveen Investments 23

NQF | Nuveen Florida Investment Quality Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 1.6% (1.1% OF TOTAL INVESTMENTS)
$        5,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00             BBB   $      3,534,550
                    Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------

                 EDUCATION AND CIVIC ORGANIZATIONS - 1.1% (0.7% OF TOTAL
                 INVESTMENTS)
         2,000   Broward County Educational Facilities Authority, Florida,        4/14 at 100.00             BBB          1,756,380
                    Revenue Bonds, Nova Southeastern University, Series 2004B,
                    5.625%, 4/01/34
           575   Osceola County Industrial Development Authority, Florida,        8/11 at 101.00             AA-            499,629
                    Industrial Development Revenue Bonds, P.M. Wells Charter
                    School Project, Series 2001A, 5.000%, 8/01/23 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
         2,575   Total Education and Civic Organizations                                                                  2,256,009
------------------------------------------------------------------------------------------------------------------------------------

                 ENERGY - 0.3% (0.2% OF TOTAL INVESTMENTS)
           900   Virgin Islands Public Finance Authority, Revenue Bonds,          1/15 at 100.00             BBB            560,295
                    Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 12.2% (7.9% OF TOTAL INVESTMENTS)
         1,000   Brevard County Health Facilities Authority, Florida, Revenue     4/16 at 100.00              A-            782,270
                    Bonds, Health First Inc. Project, Series 2005, 5.000%,
                    4/01/34
                 Halifax Hospital Medical Center, Florida, Revenue Bonds,
                 Series 2006:
         1,000      5.250%, 6/01/26                                               6/16 at 100.00              A-            838,490
         3,625      5.000%, 6/01/38                                               6/16 at 100.00              A-          2,607,753
         3,075      5.500%, 6/01/38 - FSA Insured                                 6/18 at 100.00             AAA          2,912,917
           875      5.375%, 6/01/46                                               6/16 at 100.00              A-            660,888
                 Hillsborough County Industrial Development Authority,
                 Florida, Hospital Revenue Bonds, Tampa General Hospital,
                 Series 2003B:
         1,000      5.250%, 10/01/28                                             10/13 at 100.00              A3            831,390
         2,330      5.250%, 10/01/34                                             10/13 at 100.00              A3          1,825,788
         1,185   Hillsborough County Industrial Development Authority,           10/16 at 100.00              A3            910,732
                    Florida, Hospital Revenue Bonds, Tampa General Hospital,
                    Series 2006, 5.250%, 10/01/41
         3,235   Lakeland, Florida, Hospital System Revenue Bonds, Lakeland      11/16 at 100.00              A2          2,695,823
                    Regional Medical Center, Series 2006, 5.000%, 11/15/26
         2,000   Lee Memorial Health System, Florida, Hospital Revenue Bonds,     4/17 at 100.00              AA          1,680,400
                    Series 2007A, 5.000%, 4/01/32 - MBIA Insured
         2,345   Leesburg, Florida, Hospital Revenue Bonds, Leesburg Regional     7/12 at 100.00            BBB+          1,989,850
                    Medical Center Project, Series 2002, 5.375%, 7/01/22
         3,750   Marion County Hospital District, Florida, Revenue Bonds,        10/17 at 100.00              A3          2,762,625
                    Munroe Regional Medical Center, Series 2007, 5.000%,
                    10/01/34
                 Palm Beach County Health Facilities Authority, Florida,
                 Hospital Revenue Refunding Bonds, BRCH Corporation
                 Obligated Group, Series 2001:
         3,410      5.500%, 12/01/21                                             12/11 at 101.00            BBB-          2,321,733
         5,340      5.625%, 12/01/31                                             12/11 at 101.00            BBB-          3,131,429
------------------------------------------------------------------------------------------------------------------------------------
        34,170   Total Health Care                                                                                       25,952,088
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/MULTIFAMILY - 0.4% (0.3% OF TOTAL INVESTMENTS)
           950   Broward County Housing Finance Authority, Florida,               5/10 at 101.00             Aaa            962,901
                    Multifamily Housing Revenue Bonds, Emerald Palms
                    Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

24 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 0.9% (0.5% OF TOTAL INVESTMENTS)
$          310   Florida Housing Finance Agency, Homeowner Mortgage Revenue       7/09 at 100.00             AA+   $        310,161
                    Bonds, New Money and Refunding Issue, Series 1996-2,
                    6.350%, 7/01/28 (Alternative Minimum Tax)
           735   Florida Housing Finance Agency, Homeowner Mortgage Revenue       7/09 at 100.00             AA+            745,702
                    Bonds, Series 1997-2, 5.900%, 7/01/29 - MBIA Insured
                    (Alternative Minimum Tax)
           875   Florida Housing Finance Corporation, Homeowner Mortgage          1/16 at 100.00             AA+            774,471
                    Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,920   Total Housing/Single Family                                                                              1,830,334
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 1.0% (0.6% OF TOTAL INVESTMENTS)
                 St. John's County Industrial Development Authority, Florida,
                 First Mortgage Revenue Bonds, Presbyterian Retirement
                 Communities, Series 2004A:
         1,125      5.850%, 8/01/24                                               8/14 at 101.00             N/R            929,824
         1,565      5.625%, 8/01/34                                               8/14 at 101.00             N/R          1,147,693
------------------------------------------------------------------------------------------------------------------------------------
         2,690   Total Long-Term Care                                                                                     2,077,517
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 10.8% (7.0% OF TOTAL INVESTMENTS)
           185   Florida State Board of Education, Full Faith and Credit          6/12 at 101.00             AAA            193,915
                    Public Education Capital Outlay Bonds, Series 2002F,
                    5.000%, 6/01/22 - MBIA Insured
         9,230   Florida State Board of Education, Full Faith and Credit,         6/11 at 101.00             AAA          9,243,936
                    Public Education Capital Outlay Bonds, Series 2001C,
                    5.125%, 6/01/31 - FGIC Insured
         8,000   Florida State Board of Education, Full Faith and Credit,         6/12 at 100.00             AAA          8,622,480
                    Public Education Capital Outlay Refunding Bonds, Series
                    2002D, 5.375%, 6/01/16
         2,500   Florida State Board of Education, Public Education Capital       6/18 at 101.00             AAA          2,497,050
                    Outlay Bonds, Series 2009B, 5.000%, 6/01/34
         2,400   Miami-Dade County, Florida, General Obligation Bonds, Build      7/18 at 100.00             AA-          2,421,168
                    Better Communities Program, Series 2009-B1, 5.625%, 7/01/38
------------------------------------------------------------------------------------------------------------------------------------
        22,315   Total Tax Obligation/General                                                                            22,978,549
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 47.8% (31.1% OF TOTAL INVESTMENTS)
         1,665   Collier County, Florida, Capital Improvement Revenue Bonds,     10/14 at 100.00              AA          1,702,179
                    Series 2005, 5.000%, 10/01/23 - MBIA Insured
           230   Flagler County, Florida, Capital Improvement Revenue Bonds,     10/15 at 100.00             AA-            215,896
                    Series 2005, 5.000%, 10/01/30 - MBIA Insured
         1,280   Florida Intergovernmental Finance Commission, Capital            8/11 at 100.00              A2          1,305,101
                    Revenue Bonds, Daytona Beach Community Redevelopment
                    Agency, Series 2001C-1, 5.000%, 2/01/20 - AMBAC Insured
         1,685   Florida Municipal Loan Council, Revenue Bonds, Series 2003A,     5/13 at 100.00             AA-          1,709,197
                    5.000%, 5/01/22 - MBIA Insured
         5,000   Florida Ports Financing Commission, Revenue Bonds, State         6/09 at 100.00             AA-          4,683,850
                    Transportation Trust Fund, Series 1996, 5.375%, 6/01/27 -
                    MBIA Insured (Alternative Minimum Tax)
         2,980   Florida State Department of Management Services,                 8/15 at 101.00             AA+          3,032,359
                    Certificates of Participation, Series 2006A, 5.000%,
                    8/01/23 - MBIA Insured
         5,000   Hernando County, Florida, Revenue Bonds, Criminal Justice          No Opt. Call             AA-          6,164,250
                    Complex Financing Program, Series 1986, 7.650%, 7/01/16 -
                    FGIC Insured
         1,535   Hillsborough County, Florida, Community Investment Tax          11/13 at 101.00             AA+          1,540,342
                    Revenue Bonds, Series 2004, 5.000%, 5/01/24 - AMBAC Insured
         2,170   Hillsborough County, Florida, Revenue Refunding Bonds, Tampa    10/15 at 100.00             AA+          2,204,677
                    Bay Arena, Series 2005, 5.000%, 10/01/25 - FGIC Insured
         4,990   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue    10/13 at 100.00             AA-          5,170,638
                    Bonds, Series 2003, 5.250%, 10/01/21 - MBIA Insured
         2,000   Jacksonville, Florida, Guaranteed Entitlement Revenue           10/12 at 100.00             AA-          2,022,880
                    Refunding and Improvement Bonds, Series 2002, 5.000%,
                    10/01/22 - FGIC Insured
         3,000   Miami-Dade County School Board, Florida, Certificates of        11/16 at 100.00               A          2,728,530
                    Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC
                    Insured

                                                           Nuveen Investments 25

    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                    PROVISIONS (2)    RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        1,950   Miami-Dade County, Florida, Beacon Tradeport Community           5/12 at 102.00            BBB+   $      1,844,993
                    Development District, Special Assessment Bonds,
                    Commercial Project, Series 2002A, 5.250%, 5/01/16 - RAAI
                    Insured
        10,900   Miami-Dade County, Florida, Transit System Sales Surtax          7/18 at 100.00             AAA         10,483,946
                    Revenue Bonds, Series 2008, 5.000%, 7/01/35 - FSA Insured
                 Orlando Community Redevelopment Agency, Florida, Tax
                 Increment Revenue Bonds, Republic Drive-Universal
                 Boulevard - I-4 Interchange Project, Series 2002:
         1,495      5.125%, 4/01/20 - AMBAC Insured                               4/12 at 100.00               A          1,509,651
         1,225      5.125%, 4/01/21 - AMBAC Insured                               4/12 at 100.00               A          1,230,047
                 Osceola County, Florida, Transportation Revenue Bonds,
                 Osceola Parkway, Series 2004:
         3,745      5.000%, 4/01/22 - MBIA Insured                                4/14 at 100.00              A3          3,767,208
         2,000      5.000%, 4/01/23 - MBIA Insured                                4/14 at 100.00              A3          2,004,500
         6,090   Palm Beach County School Board, Florida, Certificates of         8/16 at 100.00             AAA          5,445,374
                    Participation, Drivers Trust 2089, 12.531%, 8/01/31 - FSA
                    Insured (IF)
         3,000   Palm Beach County School Board, Florida, Certificates of         8/17 at 100.00             AA-          2,953,890
                    Participation, Series 2007E, 5.000%, 8/01/27 - MBIA Insured
         4,490   Palm Beach County, Florida, Public Improvement Revenue           6/15 at 100.00             AA+          4,504,278
                    Bonds, Biomedical Research Park Project, Series 2005A,
                    5.000%, 6/01/25 - AMBAC Insured
         2,500   Polk County School District, Florida, Sales Tax Revenue         10/14 at 100.00             AAA          2,707,775
                    Bonds, Series 2004, 5.250%, 10/01/18 - FSA Insured
         1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,     7/17 at 100.00              AA            814,150
                    Southwest Annexation District 1B, Series 2007, 5.000%,
                    7/01/33 - MBIA Insured
           820   Rivercrest Community Development District, Florida, Special      5/18 at 100.00              A-            699,321
                    Assessment Bonds, Series 2007, 5.000%, 5/01/30 - RAAI
                    Insured
         2,750   Saint Johns County, Florida, Transportation Improvement         10/13 at 100.00              A1          2,727,588
                    Revenue Bonds, Series 2003, 5.000%, 10/01/23 - AMBAC
                    Insured
         3,000   School Board of Duval County, Florida, Certificates of           7/17 at 100.00             Aa3          2,846,610
                    Participation, Master Lease Program, Series 2008, 5.000%,
                    7/01/33 - FSA Insured
           625   Sonoma Bay Community Development District, Florida, Special      5/15 at 100.00             N/R            363,431
                    Assessment Bonds, Series 2005A, 5.450%, 5/01/36
         7,500   South Florida Water Management District, Certificates of        10/16 at 100.00             Aa3          7,171,425
                    Participation, Series 2006, Trust 1036, 8.298%, 10/01/36
                    - AMBAC Insured (IF)
         5,000   South Florida Water Management District, Certificates of        10/16 at 100.00             AA+          4,890,300
                    Participation, Series 2006, 5.000%, 10/01/36 - AMBAC
                    Insured
                 Tampa Sports Authority, Hillsborough County, Florida, Sales
                 Tax Payments Special Purpose Bonds, Stadium Project,
                 Series 1995:
         1,250      5.750%, 10/01/20 - MBIA Insured                                 No Opt. Call             AA-          1,290,850
         2,785      5.750%, 10/01/25 - MBIA Insured                                 No Opt. Call             AA-          2,799,566
         8,605   Volusia County School Board, Florida, Sales Tax Revenue         10/12 at 100.00             AAA          9,359,227
                    Bonds, Series 2002, 5.375%, 10/01/15 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       102,265   Total Tax Obligation/Limited                                                                           101,894,029
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 23.3% (15.2% OF TOTAL INVESTMENTS)
         8,900   Broward County, Florida, Airport System Revenue Bonds,          10/11 at 101.00             Aa3          8,275,131
                    Series 2001-J1, 5.250%, 10/01/26 - AMBAC Insured
                    (Alternative Minimum Tax)
         2,150   Broward County, Florida, Airport System Revenue Bonds,          10/14 at 100.00             Aa3          2,179,434
                    Series 2004L, 5.000%, 10/01/23 - AMBAC Insured
         6,000   Florida State Turnpike Authority, Turnpike Revenue Bonds,        7/13 at 101.00             Aa2          5,811,480
                    Department of Transportation, Series 2003C, 5.000%, 7/01/33
        12,000   Greater Orlando Aviation Authority, Florida, Airport            10/09 at 101.00             AA-         10,804,559
                    Facilities Revenue Bonds, Series 1999A, 5.125%, 10/01/28
                    - FGIC Insured (Alternative Minimum Tax)
         4,000   Greater Orlando Aviation Authority, Florida, Airport            10/12 at 100.00             AAA          3,926,720
                    Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21
                    - FSA Insured (Alternative Minimum Tax)
         2,500   Lee County, Florida, Airport Revenue Bonds, Series 2006,        10/15 at 100.00             AAA          2,358,650
                    5.000%, 10/01/33 - FSA Insured

26 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TRANSPORTATION (continued)
$        1,750   Miami-Dade County Industrial Development Authority, Florida,    10/09 at 101.00               A   $      1,753,325
                    Industrial Development Revenue Bonds, Airis Miami II LLC
                    - Miami International Airport, Series 1999, 6.000%,
                    10/15/25 - AMBAC Insured (Alternative Minimum Tax)
         5,390   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/12 at 100.00             AA-          5,431,180
                    International Airport, Series 2002, 5.750%, 10/01/18 -
                    FGIC Insured (Alternative Minimum Tax)
         1,325   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/15 at 100.00              A2          1,091,045
                    International Airport, Series 2005A, 5.000%, 10/01/38 -
                    CIFG Insured (Alternative Minimum Tax)
         2,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/19 at 100.00              A2          2,387,650
                    International Airport, Series 2009A, 5.500%, 10/01/41
                    (WI/DD, Settling 5/07/09)
         5,360   Tampa-Hillsborough County Expressway Authority, Florida,         7/15 at 101.00               A          5,786,763
                    Revenue Bonds, Series 2005, 5.000%, 7/01/16 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        51,875   Total Transportation                                                                                    49,805,937
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 28.6% (18.6% OF TOTAL INVESTMENTS) (4)
        11,800   Escambia County Health Facilities Authority, Florida,           11/09 at 101.00             AAA         12,273,884
                    Revenue Bonds, Ascension Health Credit Group, Series
                    1999A-2, 6.000%, 11/15/31 (Pre-refunded 11/15/09)
         4,600   Highlands County Health Facilities Authority, Florida,          11/11 at 101.00         N/R (4)          5,110,232
                    Hospital Revenue Bonds, Adventist Health System/Sunbelt
                    Obligated Group, Series 2001A, 6.000%, 11/15/31
                    (Pre-refunded 11/15/11)
                 Miami-Dade County Educational Facilities Authority, Florida,
                 Revenue Bonds, University of Miami, Series 2004A:
         2,290      5.000%, 4/01/19 (Pre-refunded 4/01/14) - AMBAC Insured        4/14 at 100.00           A (4)          2,614,928
         3,305      5.000%, 4/01/22 (Pre-refunded 4/01/14) - AMBAC Insured        4/14 at 100.00           A (4)          3,773,946
         3,000   Miami-Dade County Health Facility Authority, Florida,            8/11 at 101.00             AAA          3,277,380
                    Hospital Revenue Refunding Bonds, Miami Children's
                    Hospital, Series 2001A, 5.125%, 8/15/26 (Pre-refunded
                    8/15/11) - AMBAC Insured
         1,175   Naples, Florida, Water and Sewer Revenue Bonds, Series 2002,     9/12 at 100.00         Aa2 (4)          1,317,492
                    5.000%, 9/01/14(Pre-refunded 9/01/12)
                 North Broward Hospital District, Florida, Revenue and
                 Improvement Bonds, Series 2001:
         5,450      6.000%, 1/15/31 (Pre-refunded 1/15/11)                        1/11 at 101.00           A (4)          5,918,591
           550      6.000%, 1/15/31 (Pre-refunded 1/15/11)                        1/11 at 101.00           A (4)            597,289
         6,000   Orange County Health Facilities Authority, Florida, Hospital    11/10 at 101.00          A1 (4)          6,577,320
                    Revenue Bonds, Adventist Health System/Sunbelt Obligated
                    Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded
                    11/15/10)
         3,695   Orange County Health Facilities Authority, Florida, Hospital    12/12 at 100.00             AAA          4,260,113
                    Revenue Bonds, Orlando Regional Healthcare System, Series
                    2002, 5.750%, 12/01/27 (Pre-refunded 12/01/12)
         4,295   Orlando Utilities Commission, Florida, Water and Electric       10/12 at 100.00         Aa1 (4)          4,853,651
                    Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/18
                    (Pre-refunded 10/01/12)
         3,570   Seminole County, Florida, Water and Sewer Revenue Refunding        No Opt. Call             AAA          4,329,589
                    and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                    MBIA Insured (ETM)
         5,375   South Broward Hospital District, Florida, Hospital Revenue       5/12 at 101.00         AA- (4)          6,113,418
                    Bonds, Series 2002, 5.625%, 5/01/32 (Pre-refunded 5/01/12)
------------------------------------------------------------------------------------------------------------------------------------
        55,105   Total U.S. Guaranteed                                                                                   61,017,833
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 9.3% (6.1% OF TOTAL INVESTMENTS)
         4,330   Hillsborough County Industrial Development Authority,           10/12 at 100.00            Baa2          4,377,154
                    Florida, Pollution Control Revenue Bonds, Tampa Electric
                    Company Project, Series 2002, 5.100%, 10/01/13
         1,050   Jacksonville Beach, Florida, Utility Revenue Refunding          10/10 at 100.00              A1          1,094,709
                    Bonds, Series 2002, 5.000%, 4/01/17 - AMBAC Insured
         4,250   Lakeland, Florida, Energy System Revenue Refunding Bonds,          No Opt. Call             AAA          4,634,328
                    Series 1999C, 6.050%, 10/01/11 - FGIC Insured
         2,000   Orlando Utilities Commission, Florida, Water and Electric        4/19 at 100.00             Aa1          2,002,980
                    Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39 (WI/DD,
                    Settling 5/14/09)
         5,000   Orlando Utilities Commission, Florida, Water and Electric          No Opt. Call             Aa1          5,344,000
                    Revenue Refunding Bonds, Series 1992, 6.000%, 10/01/10
         2,500   Tallahassee, Florida, Energy System Revenue Bonds, Series       10/15 at 100.00             AA-          2,414,575
                    2005, 5.000%, 10/01/35 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        19,130   Total Utilities                                                                                         19,867,746
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 16.5% (10.7% OF TOTAL INVESTMENTS)
$        2,000   Broward County, Florida, Water and Sewer System Revenue         10/18 at 100.00              AA   $      2,003,600
                    Bonds, Series 2009A, 5.250%, 10/01/34
         3,010   Cocoa, Florida, Water and Sewerage System Revenue Refunding        No Opt. Call               A          3,207,908
                    Bonds, Series 2003, 5.500%, 10/01/23 - AMBAC Insured
         1,750   Florida State Water Pollution Control Financing Corporation,     1/19 at 100.00             AAA          1,760,570
                    Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29
         1,000   Jacksonville, Florida, Water and Sewer Revenue Bonds, United     8/09 at 100.00               A          1,000,270
                    Water Florida Project, Series 1995, 6.350%, 8/01/25 - AMBAC
                    Insured (Alternative Minimum Tax)
         1,525   Lee County, Florida, Water and Sewer Revenue Refunding Bonds,   10/13 at 100.00              A2          1,539,366
                    Series 2003A, 5.000%, 10/01/20 - MBIA Insured
         3,300   Miami-Dade County, Florida, Water and Sewer System Revenue      10/09 at 101.00             AA-          3,305,808
                    Bonds, Series 1999A, 5.000%, 10/01/29 - FGIC Insured
         3,270   Palm Beach County, Florida, Water and Sewer Revenue Bonds,      10/16 at 100.00             AAA          3,241,780
                    Series 2006A, Trust 2622, 11.351%, 10/01/36 (IF)
         5,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds,      10/16 at 100.00             AAA          5,009,000
                    Series 2008, 5.000%, 10/01/31 (UB)
         2,060   Polk County, Florida, Utility System Revenue Bonds, Series      10/13 at 100.00              A2          2,084,988
                    2003, 5.250%, 10/01/22 - FGIC Insured
         2,780   Riviera Beach, Palm Beach County, Florida, Water and Sewerage   10/14 at 100.00             N/R          2,507,921
                    Revenue Bonds, Series 2004, 5.000%, 10/01/24 - FGIC Insured
         2,275   Sarasota County, Florida, Utility System Revenue Bonds,         10/15 at 100.00             AA-          2,266,765
                    Series 2005A, 5.000%, 10/01/27 - FGIC Insured
         1,680   Seminole County, Florida, Water and Sewer Revenue Refunding        No Opt. Call              AA          1,933,008
                    and Improvement Bonds, Series 1992, 6.000%, 10/01/19 -
                    MBIA Insured
         3,000   Tampa Bay, Florida, Regional Water Supply Authority Utility     10/18 at 100.00             AA+          2,984,910
                    System Revenue Bonds, Series 2008, 5.000%, 10/01/34
                 Winter Springs, Florida, Water and Sewer Revenue Refunding
                 Bonds, Series 2001:
           700      5.250%, 4/01/16 - MBIA Insured                                4/11 at 101.00             AA-            743,400
         1,585      5.000%, 4/01/20 - MBIA Insured                                4/11 at 101.00             AA-          1,619,886
------------------------------------------------------------------------------------------------------------------------------------
        34,935   Total Water and Sewer                                                                                   35,209,180
------------------------------------------------------------------------------------------------------------------------------------
$      333,830   Total Investments (cost $332,864,898) - 153.8%                                                         327,946,968
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (1.6)%                                                                      (3,330,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.7%                                                                     3,583,415
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (53.9)% (5)                                                  (114,950,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    213,250,383
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.1%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

28 Nuveen Investments

NUF | Nuveen Florida Quality Income Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 12.9% (8.3% OF TOTAL
                 INVESTMENTS)
$          500   Broward County Educational Facilities Authority, Florida,        4/14 at 100.00             BBB   $        439,095
                    Revenue Bonds, Nova Southeastern University, Series 2004B,
                    5.625%, 4/01/34
         2,000   Florida Board of Education, Lottery Revenue Bonds, Series        7/11 at 101.00             AAA          2,043,340
                    2001B, 5.000%, 7/01/20 - FGIC Insured
        14,985   Florida State Board of Education, State University System        7/15 at 101.00              AA         14,868,117
                    Revenue Bonds, Series 2009, 5.000%, 7/01/30 - FGIC Insured
                    (UB)
         2,580   Florida State Education System, Housing Facility Revenue           No Opt. Call             AA-          2,816,896
                    Bonds, Florida International University, Series 2004A,
                    5.000%, 7/01/14 - MBIA Insured
         2,345   FSU Financial Assistance Inc., Florida, General Revenue         10/14 at 100.00              A1          2,528,004
                    Bonds, Educational and Athletic Facilities Improvements,
                    Series 2004, 5.000%, 10/01/16 - AMBAC Insured
         2,275   University of Central Florida, Certificates of Participation,   10/14 at 100.00             AA-          2,135,497
                    Athletic Association, Series 2004A, 5.125%, 10/01/21 -
                    FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        24,685   Total Education and Civic Organizations                                                                 24,830,949
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 11.9% (7.7% OF TOTAL INVESTMENTS)
         1,000   Brevard County Health Facilities Authority, Florida, Revenue     4/16 at 100.00              A-            782,270
                    Bonds, Health First Inc. Project, Series 2005, 5.000%,
                    4/01/34
         1,500   Citrus County Hospital Board, Florida, Revenue Refunding         8/13 at 100.00            Baa3          1,281,780
                    Bonds, Citrus Memorial Hospital, Series 2002, 6.375%,
                    8/15/32
                 Halifax Hospital Medical Center, Florida, Revenue Bonds,
                 Series 2006:
         1,000      5.250%, 6/01/26                                               6/16 at 100.00              A-            838,490
         3,240      5.000%, 6/01/38                                               6/16 at 100.00              A-          2,330,791
         2,310      5.500%, 6/01/38 - FSA Insured                                 6/18 at 100.00             AAA          2,188,240
           880      5.375%, 6/01/46                                               6/16 at 100.00              A-            664,664
         1,000   Highlands County Health Facilities Authority, Florida,          11/15 at 100.00              A+            858,540
                    Hospital Revenue Bonds, Adventist Health System, Series
                    2005C, 5.000%, 11/15/31
                 Hillsborough County Industrial Development Authority,
                 Florida, Hospital Revenue Bonds, Tampa General Hospital,
                 Series 2003B:
           500      5.250%, 10/01/28                                             10/13 at 100.00              A3            415,695
         1,590      5.250%, 10/01/34                                             10/13 at 100.00              A3          1,245,924
         1,180   Hillsborough County Industrial Development Authority,           10/16 at 100.00              A3            906,889
                    Florida, Hospital Revenue Bonds, Tampa General Hospital,
                    Series 2006, 5.250%, 10/01/41
         2,000   Hillsborough County Industrial Development Authority,           10/13 at 100.00              A3          1,748,120
                    Florida, Hospital Revenue Refunding Bonds, Tampa General
                    Hospital, Series 2003A, 5.250%, 10/01/24
         3,000   Lakeland, Florida, Hospital System Revenue Bonds, Lakeland      11/16 at 100.00              A2          2,346,900
                    Regional Medical Center, Series 2006, 5.000%, 11/15/32
         1,500   Lee Memorial Health System, Florida, Hospital Revenue Bonds,     4/17 at 100.00              AA          1,260,300
                    Series 2007A, 5.000%, 4/01/32 - MBIA Insured
         3,430   Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg      No Opt. Call            BBB+          3,353,237
                    Regional Medical Center Project, Series 2003, 5.000%,
                    7/01/12
         3,750   Marion County Hospital District, Florida, Revenue Bonds,        10/17 at 100.00              A3          2,762,625
                    Munroe Regional Medical Center, Series 2007, 5.000%,
                    10/01/34
------------------------------------------------------------------------------------------------------------------------------------
        27,880   Total Health Care                                                                                       22,984,465
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/MULTIFAMILY - 8.4% (5.4% OF TOTAL INVESTMENTS)
                 Broward County Housing Finance Authority, Florida, GNMA
                 Collateralized Multifamily Housing Revenue Refunding
                 Bonds, Tamarac Pointe Apartments, Series 1996:
$        1,500      6.250%, 7/01/26                                               7/09 at 100.00             AA+   $      1,501,260
         1,000      6.300%, 1/01/32                                               7/09 at 100.00             AA+          1,000,640
         1,000   Florida Housing Finance Agency, Housing Revenue Bonds, Holly    10/09 at 100.00               A          1,000,500
                    Cove Apartments, Series 1995F, 6.150%, 10/01/25 - AMBAC
                    Insured (Alternative Minimum Tax)
         5,790   Florida Housing Finance Corporation, FNMA Revenue Bonds,        10/10 at 102.00             Aaa          5,862,665
                    Villa de Mallorca Apartments, Series 2000H-1, 6.000%,
                    7/01/33 (Alternative Minimum Tax)
         3,170   Florida Housing Finance Corporation, Housing Revenue             6/09 at 102.00              AA          3,172,219
                    Refunding Bonds, Hunters Ridge at Deerwood Apartments,
                    Series 1998-0, 5.300%, 12/01/28
         3,630   Miami-Dade County Housing Finance Authority, Florida,            1/11 at 102.00             AAA          3,668,877
                    Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                    Series 2000-5A, 5.950%, 7/01/30 - FSA Insured (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        16,090   Total Housing/Multifamily                                                                               16,206,161
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/SINGLE FAMILY - 0.5% (0.4% OF TOTAL INVESTMENTS)
           350   Broward County Housing Finance Authority, Florida, Single         4/10 at 25.36             AAA             81,431
                    Family Mortgage Revenue Bonds, Series 2001C, 0.000%,
                    4/01/33 (Alternative Minimum Tax)
           250   Broward County Housing Finance Authority, Florida, Single         6/09 at 25.90             AAA             65,745
                    Family Mortgage Revenue Refunding Bonds, Series 2000B,
                    0.000%, 4/01/29 (Alternative Minimum Tax)
           110   Florida Housing Finance Agency, GNMA Collateralized Home           No Opt. Call             AAA            119,186
                    Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%,
                    11/01/17
           875   Florida Housing Finance Corporation, Homeowner Mortgage          1/16 at 100.00             AA+            774,471
                    Revenue Bonds, Series 2006-6, 4.625%, 7/01/31 (Alternative
                    Minimum Tax)
            30   Miami-Dade County Housing Authority, Florida, Home Owner        10/09 at 100.75             Aaa             30,602
                    Mortgage Revenue Bonds, Series 1999A-1, 5.550%, 10/01/19
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,615   Total Housing/Single Family                                                                              1,071,435
------------------------------------------------------------------------------------------------------------------------------------

                 LONG-TERM CARE - 4.3% (2.8% OF TOTAL INVESTMENTS)
         7,285   Atlantic Beach, Florida, Healthcare Facilities Revenue          10/09 at 101.00             N/R          6,292,346
                    Refunding Bonds, Fleet Landing Project, Series 1999,
                    5.750%, 10/01/18 - ACA Insured
                 St. John's County Industrial Development Authority, Florida,
                 First Mortgage Revenue Bonds, Presbyterian Retirement
                 Communities, Series 2004A:
         1,125      5.850%, 8/01/24                                               8/14 at 101.00             N/R            929,824
         1,570      5.625%, 8/01/34                                               8/14 at 101.00             N/R          1,151,360
------------------------------------------------------------------------------------------------------------------------------------
         9,980   Total Long-Term Care                                                                                     8,373,530
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 11.4% (7.4% OF TOTAL INVESTMENTS)
        13,925   Florida State Board of Education, Full Faith and Credit          6/12 at 101.00             AAA         14,651,463
                    Public Education Capital Outlay Bonds, Series 2002B,
                    5.000%, 6/01/20 - MBIA Insured
         2,500   Florida State Board of Education, Public Education Capital       6/18 at 101.00             AAA          2,497,050
                    Outlay Bonds, Series 2009B, 5.000%, 6/01/34
         1,600   Miami-Dade County, Florida, General Obligation Bonds, Build      7/18 at 100.00             AA-          1,614,112
                    Better Communities Program, Series 2009-B1, 5.625%, 7/01/38
         3,240   Reedy Creek Improvement District, Orange and Osceola             4/14 at 100.00             AA-          3,163,860
                    Counties, Florida, General Obligation Bonds, Series 2004A,
                    5.000%, 6/01/22 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        21,265   Total Tax Obligation/General                                                                            21,926,485
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 45.6% (29.5% OF TOTAL INVESTMENTS)
         1,000   Alachua County School Board, Florida, Certificates of            7/11 at 101.00              A3          1,005,750
                    Participation, Series 2001, 5.000%, 7/01/21 - AMBAC Insured
         1,055   Bay County School Board, Florida, Certificates of                7/14 at 100.00             N/R            953,720
                    Participation, Series 2004, 5.000%,7/01/24 - AMBAC Insured

30 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        1,870   Broward County School Board, Florida, Certificates of            7/14 at 100.00             AAA   $      1,926,979
                    Participation, Series 2004C, 5.250%, 7/01/20 - FSA Insured
         1,500   Collier County, Florida, Capital Improvement Revenue Bonds,     10/14 at 100.00              AA          1,533,495
                    Series 2005, 5.000%, 10/01/23 - MBIA Insured
         1,290   Escambia County, Florida, Tourist Development Revenue           10/12 at 100.00             AA-          1,343,780
                    Refunding Bonds, Series 2002, 5.000%, 10/01/18 - MBIA
                    Insured
         4,000   Flagler County, Florida, Capital Improvement Revenue Bonds,     10/15 at 100.00             AA-          3,754,720
                    Series 2005, 5.000%, 10/01/30 - MBIA Insured
         6,425   Florida Department of Environmental Protection, Florida          7/13 at 101.00             AA-          6,688,489
                    Forever Revenue Bonds, Series 2003C, 5.000%, 7/01/19 -
                    AMBAC Insured
                 Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
         1,040      0.000%, 11/01/25 - MBIA Insured                                 No Opt. Call             AA-            405,465
         1,590      0.000%, 11/01/26 - MBIA Insured                                 No Opt. Call             AA-            573,672
         3,000   Florida State Department of Management Services, Certificates    8/15 at 101.00             AA+          3,052,710
                    of Participation, Series 2006A, 5.000%, 8/01/23 - MBIA
                    Insured
         1,430   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue    10/11 at 100.00             AA-          1,440,625
                    Bonds, Series 2001, 5.000%, 10/01/23 - AMBAC Insured
         2,090   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue    10/13 at 100.00             AA-          2,120,932
                    Bonds, Series 2003, 5.000%, 10/01/22 - MBIA Insured
         3,145   Jacksonville, Florida, Excise Taxes Revenue Refunding Bonds,    10/13 at 100.00             AA-          3,106,285
                    Series 2003C, 5.250%, 10/01/18 - MBIA Insured (Alternative
                    Minimum Tax)
         2,230   Jacksonville, Florida, Guaranteed Entitlement Revenue           10/12 at 100.00             AA-          2,265,591
                    Refunding and Improvement Bonds, Series 2002, 5.000%,
                    10/01/21 - FGIC Insured
         2,750   Jacksonville, Florida, Local Government Sales Tax Revenue       10/12 at 100.00             AA+          2,972,310
                    Refunding and Improvement Bonds, Series 2002, 5.375%,
                    10/01/17 - FGIC Insured
         1,000   Jacksonville, Florida, Local Government Sales Tax Revenue          No Opt. Call             AA+          1,134,060
                    Refunding Bonds, Series 2001, 5.500%, 10/01/14 - FGIC
                    Insured
                 Lake County School Board, Florida, Certificates of
                 Participation, Series 2004A:
         1,190      5.000%, 7/01/20 - AMBAC Insured                               7/14 at 100.00               A          1,225,391
         1,340      5.000%, 7/01/22 - AMBAC Insured                               7/14 at 100.00               A          1,350,532
         1,470      5.000%, 7/01/24 - AMBAC Insured                               7/14 at 100.00               A          1,479,202
         5,130   Manatee County School District, Florida, Sales Tax Revenue      10/13 at 100.00               A          5,228,496
                    Bonds, Series 2003, 5.000%,10/01/17 - AMBAC Insured
         1,975   Miami-Dade County, Florida, Beacon Tradeport Community           5/12 at 102.00            BBB+          1,757,256
                    Development District, Special Assessment Bonds, Commercial
                    Project, Series 2002A, 5.500%, 5/01/22 - RAAI Insured
         5,000   Miami-Dade County, Florida, Transit System Sales Surtax          7/18 at 100.00             AAA          4,809,150
                    Revenue Bonds, Series 2008, 5.000%,7/01/35 - FSA Insured
         2,475   Northern Palm Beach County Improvement District, Florida,        8/10 at 102.00            BBB+          2,496,458
                    Revenue Bonds, Water Control and Improvement Development
                    Unit 19, Series 2000, 6.100%, 8/01/21 - RAAI Insured
         2,000   Opa-Locka, Florida, Capital Improvement Revenue Bonds, Series    7/09 at 100.00             AA-          2,001,960
                    1994, 6.125%, 1/01/24 - FGIC Insured
         2,440   Orange County School Board, Florida, Certificates of             8/14 at 100.00              A1          2,471,159
                    Participation, Series 2004A, 5.000%, 8/01/22 - AMBAC Insured
                 Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A:
         1,665      5.125%, 1/01/20 - FGIC Insured                                1/13 at 100.00              AA          1,707,657
         3,400      5.125%, 1/01/23 - FGIC Insured                                1/13 at 100.00              AA          3,443,384
         2,040   Palm Beach County School Board, Florida, Certificates of         8/12 at 100.00             AAA          2,114,399
                    Participation, Series 2002D, 5.250%,8/01/21 - FSA Insured
         1,500   Palm Beach County School Board, Florida, Certificates of         8/14 at 100.00             AA-          1,524,735
                    Participation, Series 2004A, 5.000%, 8/01/22 - FGIC Insured

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,     7/17 at 100.00              AA   $        814,150
                    Southwest Annexation District 1B, Series 2007, 5.000%,
                    7/01/33 - MBIA Insured
         1,350   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series         9/13 at 100.00             AA-          1,392,336
                    2003, 5.000%, 9/01/21 - MBIA Insured
           820   Rivercrest Community Development District, Florida, Special      5/18 at 100.00              A-            699,321
                    Assessment Bonds, Series 2007, 5.000%, 5/01/30 - RAAI
                    Insured
           500   School Board of Duval County, Florida, Certificates of           7/17 at 100.00             Aa3            474,435
                    Participation, Master Lease Program, Series 2008, 5.000%,
                    7/01/33 - FSA Insured
         5,000   Sumter County, Florida, Capital Improvement Revenue Bonds,       6/16 at 100.00               A          4,820,150
                    Series 2006, 5.000%, 6/01/36 - AMBAC Insured
        11,815   Volusia County School Board, Florida, Sales Tax Revenue         10/12 at 100.00             AAA         12,850,585
                    Bonds, Series 2002, 5.375%, 10/01/14 - FSA Insured
         1,000   Volusia County, Florida, Tax Revenue Bonds, Tourist             12/14 at 100.00             Aa3          1,013,570
                    Development, Series 2004, 5.000%, 12/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        88,525   Total Tax Obligation/Limited                                                                            87,952,909
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 20.5% (13.3% OF TOTAL INVESTMENTS)
         2,225   Broward County, Florida, Airport System Revenue Bonds, Series   10/11 at 101.00             Aa3          2,168,485
                    2001-J1, 5.250%, 10/01/21 - AMBAC Insured (Alternative
                    Minimum Tax)
         4,000   Greater Orlando Aviation Authority, Florida, Airport            10/12 at 100.00             AAA          3,926,720
                    Facilities Revenue Bonds, Series 2002B, 5.125%, 10/01/21 -
                    FSA Insured (Alternative Minimum Tax)
         2,500   Lee County, Florida, Airport Revenue Bonds, Series 2006,        10/15 at 100.00             AAA          2,358,650
                    5.000%, 10/01/33 - FSA Insured
         1,000   Lee County, Florida, Transportation Facilities Revenue Bonds,      No Opt. Call               A          1,099,430
                    Series 2004B, 5.000%, 10/01/14 - AMBAC Insured
                 Miami-Dade County Expressway Authority, Florida, Toll System
                 Revenue Bonds, Series 2004B:
         2,000      5.250%, 7/01/18 - FGIC Insured                                7/14 at 100.00             AA-          2,127,120
         2,000      5.000%, 7/01/23 - FGIC Insured                                7/14 at 100.00             AA-          2,035,380
         4,500   Miami-Dade County Expressway Authority, Florida, Toll System     7/16 at 100.00               A          4,253,040
                    Revenue Bonds, Series 2006, 5.000%, 7/01/37 - AMBAC Insured
         2,000   Miami-Dade County Expressway Authority, Florida, Toll System     7/11 at 101.00              A3          2,035,020
                    Revenue Refunding Bonds, Series 2001, 5.000%, 7/01/21 -
                    FGIC Insured
         7,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/09 at 100.50             AA-          6,965,775
                    International Airport, Series 1998A, 5.000%, 10/01/24 -
                    FGIC Insured (Alternative Minimum Tax)
         4,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/09 at 100.50             AA-          3,734,480
                    International Airport, Series 1998C, 5.000%, 10/01/23 -
                    MBIA Insured (Alternative Minimum Tax)
         1,320   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/15 at 100.00              A2          1,086,928
                    International Airport, Series 2005A, 5.000%, 10/01/38 -
                    CIFG Insured (Alternative Minimum Tax)
         2,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/19 at 100.00              A2          2,387,650
                    International Airport, Series 2009A, 5.500%, 10/01/41
                    (WI/DD, Settling 5/07/09)
         5,000   Tampa-Hillsborough County Expressway Authority, Florida,         7/15 at 101.00               A          5,398,100
                    Revenue Bonds, Series 2005, 5.000%, 7/01/16 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        40,545   Total Transportation                                                                                    39,576,778
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 13.3% (8.6% OF TOTAL INVESTMENTS) (4)
         1,500   Bradford County Health Facility Authority, Florida, Revenue        No Opt. Call             AAA          1,748,025
                    Refunding Bonds, Santa Fe Healthcare Inc., Series 1993,
                    6.050%, 11/15/16 (ETM)
           750   Gainesville, Florida, Utilities System Revenue Bonds, Series    10/13 at 100.00          AA (4)            867,563
                    2003A, 5.250%, 10/01/21 (Pre-refunded 10/01/13)
         2,600   Highlands County Health Facilities Authority, Florida,          11/11 at 101.00         N/R (4)          2,888,392
                    Hospital Revenue Bonds, Adventist Health System/Sunbelt
                    Obligated Group, Series 2001A, 6.000%, 11/15/31
                    (Pre-refunded 11/15/11)

32 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 U.S. GUARANTEED (4) (continued)
                 North Broward Hospital District, Florida, Revenue and
                 Improvement Bonds, Series 2001:
$        6,675      6.000%, 1/15/31 (Pre-refunded 1/15/11)                        1/11 at 101.00           A (4)   $      7,248,917
           825      6.000%, 1/15/31 (Pre-refunded 1/15/11)                        1/11 at 101.00           A (4)            895,934
         5,000   Orange County Health Facilities Authority, Florida, Hospital    11/12 at 101.00         N/R (4)          5,599,500
                    Revenue Bonds, Adventist Health System/Sunbelt Obligated
                    Group, Series 2002, 5.250%, 11/15/18 (Pre-refunded
                    11/15/12)
         1,000   Orange County Health Facilities Authority, Florida, Hospital    12/12 at 100.00             AAA          1,152,940
                    Revenue Bonds, Orlando Regional Healthcare System, Series
                    2002, 5.750%, 12/01/32 (Pre-refunded 12/01/12) - Insured
         4,625   South Broward Hospital District, Florida, Hospital Revenue       5/12 at 101.00         AA- (4)          5,260,383
                    Bonds, Series 2002, 5.625%, 5/01/32(Pre-refunded 5/01/12)
------------------------------------------------------------------------------------------------------------------------------------
        22,975   Total U.S. Guaranteed                                                                                   25,661,654
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 11.0% (7.1% OF TOTAL INVESTMENTS)
         4,800   Hillsborough County Industrial Development Authority,           10/12 at 100.00            Baa2          4,852,272
                    Florida, Pollution Control Revenue Bonds, Tampa Electric
                    Company Project, Series 2002, 5.100%, 10/01/13
         9,440   JEA St. John's River Power Park System, Florida, Revenue        10/11 at 100.00             Aa2          9,795,510
                    Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/15
           500   Orlando Utilities Commission, Florida, Water and Electric        4/19 at 100.00             Aa1            500,745
                    Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39 (WI/DD,
                    Settling 5/14/09)
         1,220   Orlando Utilities Commission, Florida, Water and Electric       10/11 at 101.00             Aa1          1,326,774
                    Revenue Refunding Bonds, Series 2001, 5.250%, 10/01/17
           445   Orlando Utilities Commission, Florida, Water and Electric       10/12 at 100.00             Aa1            486,465
                    Revenue Refunding Bonds, Series 2002C, 5.250%, 10/01/17
           650   Reedy Creek Improvement District, Florida, Utility Revenue      10/15 at 100.00               A            658,515
                    Bonds, Series 2005-1, 5.000%, 10/01/25 - AMBAC Insured
         1,170   Tallahassee, Florida, Consolidated Utility System Revenue       10/15 at 100.00              AA          1,197,799
                    Bonds, Series 2005, 5.000%, 10/01/25 - AMBAC Insured
         2,500   Tallahassee, Florida, Energy System Revenue Bonds, Series       10/15 at 100.00             AA-          2,414,575
                    2005, 5.000%, 10/01/35 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        20,725   Total Utilities                                                                                         21,232,655
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 14.7% (9.5% OF TOTAL INVESTMENTS)
         1,000   Broward County, Florida, Water and Sewer System Revenue         10/18 at 100.00              AA          1,001,800
                    Bonds, Series 2009A, 5.250%, 10/01/34
         1,750   Florida State Water Pollution Control Financing Corporation,     1/19 at 100.00             AAA          1,760,570
                    Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29
         1,500   Hollywood, Florida, Water and Sewer Revenue Refunding and       10/13 at 100.00             Aa3          1,553,400
                    Improvement Bonds, Series 2003, 5.000%, 10/01/20 - FSA
                    Insured
                 JEA, Florida, Water and Sewerage System Revenue Bonds, Series
                 2004A:
         3,235      5.000%, 10/01/18 - FGIC Insured                              10/13 at 100.00             AA-          3,362,103
         5,090      5.000%, 10/01/19 - FGIC Insured                              10/13 at 100.00             AA-          5,244,838
         3,000      5.000%, 10/01/23 - FGIC Insured                              10/13 at 100.00             AA-          3,029,460
         1,065   Lee County Industrial Development Authority, Florida,           11/12 at 100.00             AA-          1,027,299
                    Utilities Revenue Bonds, Bonita Springs Utilities Inc.
                    Project, Series 2002, 5.000%, 11/01/19 - MBIA Insured
                    (Alternative Minimum Tax)
         1,100   Okaloosa County, Florida, Water and Sewer Revenue Bonds,         7/16 at 100.00             AAA          1,074,359
                    Series 2006, 5.000%, 7/01/36 - FSA Insured
         3,275   Palm Beach County, Florida, Water and Sewer Revenue Bonds,      10/16 at 100.00             AAA          3,246,737
                    Series 2006A, Trust 2622, 11.351%, 10/01/36 (IF)
         5,000   Palm Beach County, Florida, Water and Sewer Revenue Bonds,      10/16 at 100.00             AAA          5,009,000
                    Series 2008, 5.000%,10/01/31 (UB)

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS April 30, 2009

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
$        2,000   Tampa Bay, Florida, Regional Water Supply Authority Utility     10/18 at 100.00             AA+   $      1,989,940
                    System Revenue Bonds, Series 2008, 5.000%, 10/01/34
------------------------------------------------------------------------------------------------------------------------------------
        28,015   Total Water and Sewer                                                                                   28,299,506
------------------------------------------------------------------------------------------------------------------------------------
$      302,300   Total Investments (cost $301,842,476) - 154.5%                                                         298,116,527
===============---------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (6.9)%                                                                     (13,315,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.6%                                                                     3,058,519
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (49.2)% (5)                                                   (94,900,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    192,960,046
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.8%.

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

34 Nuveen Investments

NFL | Nuveen Insured Florida Premium Income Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 EDUCATION AND CIVIC ORGANIZATIONS - 4.1% (2.7% OF TOTAL
                 INVESTMENTS)
$       10,255   Tampa, Florida, Revenue Bonds, University of Tampa, Series       4/16 at 100.00             N/R   $      8,273,425
                    2006, 5.000%, 4/01/35 - CIFG Insured
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 3.6% (2.3% OF TOTAL INVESTMENTS)
         2,000   Brevard County Health Facilities Authority, Florida, Hospital   10/09 at 100.00             AA-          2,000,960
                    Revenue Bonds, Holmes Regional Medical Center Project,
                    Series 1996, 5.625%, 10/01/14 - MBIA Insured
         1,915   Halifax Hospital Medical Center, Florida, Revenue Bonds,         6/18 at 100.00             AAA          1,814,060
                    Series 2006, 5.500%, 6/01/38 - FSA Insured
         2,500   Hillsborough County Industrial Development Authority,              No Opt. Call             AA-          2,585,750
                    Florida, Industrial Development Revenue Bonds, University
                    Community Hospital, Series 1994, 6.500%, 8/15/19 - MBIA
                    Insured
         1,000   Lee Memorial Health System, Florida, Hospital Revenue Bonds,     4/17 at 100.00              AA            840,200
                    Series 2007A, 5.000%, 4/01/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         7,415   Total Health Care                                                                                        7,240,970
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/MULTIFAMILY - 9.5% (6.2% OF TOTAL INVESTMENTS)
           975   Broward County Housing Finance Authority, Florida, GNMA          6/09 at 100.00             Aaa            975,595
                    Collateralized Multifamily Housing Revenue Refunding
                    Bonds, Pompano Oaks Apartments, Series 1997, 6.000%,
                    12/01/27 (Alternative Minimum Tax)
                 Collier County Housing Finance Authority, Florida,
                 Multifamily Housing Revenue Bonds, Saxon Manor Isles
                 Project, Series 1998B:
         1,260      5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)       9/09 at 100.00             AAA          1,260,630
         1,000      5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)       9/09 at 100.00             AAA          1,000,120
                 Collier County Housing Finance Authority, Florida,
                 Multifamily Housing Revenue Refunding Bonds, Saxon Manor
                 Isles Project, Series 1998A, Subseries 1:
         1,040      5.350%, 9/01/18 - FSA Insured (Alternative Minimum Tax)       9/09 at 100.00             AAA          1,040,520
         1,400      5.400%, 9/01/23 - FSA Insured (Alternative Minimum Tax)       9/09 at 100.00             AAA          1,400,168
                 Dade County Housing Finance Authority, Florida, Multifamily
                 Mortgage Revenue Bonds, Siesta Pointe Apartments Project,
                 Series 1997A:
         1,230      5.650%, 9/01/17 - FSA Insured (Alternative Minimum Tax)       9/09 at 100.00             AAA          1,231,009
         1,890      5.750%, 9/01/29 - FSA Insured (Alternative Minimum Tax)       9/09 at 100.00             AAA          1,890,019
         2,035   Florida Housing Finance Corporation, GNMA Collateralized        12/10 at 102.00             Aaa          2,024,520
                    Housing Revenue Bonds, Cobblestone Apartments, Series
                    2000K-1, 6.000%, 12/01/33 (Alternative Minimum Tax)
         2,475   Florida Housing Finance Corporation, GNMA Collateralized         9/10 at 102.00              A-          2,500,814
                    Housing Revenue Bonds, Raintree Apartments, Series
                    2000J-1, 5.950%, 3/01/35 (Alternative Minimum Tax)
         3,250   Jacksonville, Florida, GNMA Collateralized Housing Revenue       9/09 at 100.00             AAA          3,251,560
                    Refunding Bonds, Windermere Manor Apartments, Series
                    1993A, 5.875%, 3/20/28
         1,425   Miami-Dade County Housing Finance Authority, Florida,            6/11 at 100.00             AAA          1,431,569
                    Multifamily Mortgage Revenue Bonds, Country Club Villas II
                    Project, Series 2001-1A, 5.750%, 7/01/27 - FSA Insured
                    (Alternative Minimum Tax)
         1,065   Palm Beach County Housing Finance Authority, Florida,            7/12 at 100.00             AAA          1,069,239
                    Multifamily Housing Revenue Bonds, Westlake Apartments
                    Phase II, Series 2002, 5.150%, 7/01/22 - FSA Insured
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        19,045   Total Housing/Multifamily                                                                               19,075,763
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 35

    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 HOUSING/SINGLE FAMILY - 0.7% (0.5% OF TOTAL INVESTMENTS)
$           30   Broward County Housing Finance Authority, Florida, Single       10/09 at 101.00            Baa1   $         28,501
                    Family Mortgage Revenue Refunding Bonds, Series 1999B,
                    5.250%, 4/01/31 - MBIA Insured (Alternative Minimum Tax)
           670   Escambia County Housing Finance Authority, Florida,             10/09 at 101.00             Aaa            635,609
                    Multi-County Single Family Mortgage Revenue Bonds, Series
                    1999, 5.200%, 4/01/32 - MBIA Insured (Alternative Minimum
                    Tax)
         3,160   Florida Housing Finance Corporation, Homeowner Mortgage           1/10 at 24.65             Aa1            771,451
                    Revenue Bonds, Series 2000-4 , 0.000%, 7/01/30 - FSA
                    Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         3,860   Total Housing/Single Family                                                                              1,435,561
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/GENERAL - 2.1% (1.4% OF TOTAL INVESTMENTS)
           940   Florida State Board of Education, Full Faith and Credit,         6/11 at 101.00             AAA            944,343
                    Public Education Capital Outlay Bonds, Series 2001C,
                    5.125%, 6/01/29 - FGIC Insured
         1,895   Reedy Creek Improvement District, Orange and Osceola             6/15 at 100.00               A          1,839,874
                    Counties, Florida, General Obligation Bonds, Series 2005B,
                    5.000%, 6/01/25 - AMBAC Insured
         1,390   Venice, Florida, General Obligation Bonds, Series 2004,          2/14 at 100.00              A1          1,411,615
                    5.000%, 2/01/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         4,225   Total Tax Obligation/General                                                                             4,195,832
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 63.3% (41.3% OF TOTAL INVESTMENTS)
         3,820   Broward County School Board, Florida, Certificates of            7/13 at 100.00             AA-          3,917,334
                    Participation, Series 2003, 5.250%,7/01/19 - MBIA Insured
         1,500   Collier County, Florida, Capital Improvement Revenue Bonds,     10/14 at 100.00              AA          1,533,495
                    Series 2005, 5.000%, 10/01/23 - MBIA Insured
         3,000   Collier County, Florida, Gas Tax Revenue Bonds, Series 2005,     6/15 at 100.00               A          3,013,920
                    5.000%, 6/01/22 - AMBAC Insured
         1,555   DeSoto County, Florida, Capital Improvement Revenue Bonds,       4/12 at 101.00             AA-          1,613,577
                    Series 2002, 5.250%, 10/01/20 - MBIA Insured
                 Destin, Florida, Capital Improvement Revenue Bonds, Series
                 2002:
         1,000      5.000%, 8/01/27 - MBIA Insured                                8/12 at 101.00            Baa1          1,020,830
         1,000      5.125%, 8/01/31 - MBIA Insured                                8/12 at 101.00            Baa1            941,120
         2,500   Escambia County School Board, Florida, Certificates of           2/15 at 100.00             AA-          2,388,500
                    Participation, Series 2004, 5.000%,2/01/22 - MBIA Insured
         2,500   Flagler County School Board, Florida, Certificates of            8/15 at 100.00             AAA          2,407,925
                    Participation, Master Lease Revenue Program, Series 2005A,
                    5.000%, 8/01/30 - FSA Insured
         1,200   Flagler County, Florida, Capital Improvement Revenue Bonds,     10/15 at 100.00             AA-          1,126,416
                    Series 2005, 5.000%, 10/01/30 - MBIA Insured
         1,435   Florida Department of Environmental Protection, Florida          7/13 at 101.00             AA-          1,493,849
                    Forever Revenue Bonds, Series 2003A, 5.000%, 7/01/19 -
                    FGIC Insured
                 Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
         3,365      5.375%, 11/01/25 - MBIA Insured                              11/10 at 101.00             AA-          3,399,861
         3,345      5.375%, 11/01/30 - MBIA Insured                              11/10 at 101.00             AA-          3,309,275
         1,000   Florida Municipal Loan Council, Revenue Bonds, Series 2001A,    11/11 at 101.00             AA-          1,039,180
                    5.250%, 11/01/18 - MBIA Insured
         2,230   Florida Ports Financing Commission, Revenue Bonds, State        10/09 at 101.00             AA+          2,188,589
                    Transportation Trust Fund - Intermodal Program, Series
                    1999, 5.500%, 10/01/23 - FGIC Insured (Alternative Minimum
                    Tax)
         5,200   Gulf Breeze, Florida, Local Government Loan Program,            12/11 at 101.00             N/R          5,041,192
                    Remarketed 6-1-2001, Series 1985E, 4.750%, 12/01/20
                    (Mandatory put 12/01/11) - FGIC Insured
           740   Gulf Breeze, Florida, Local Government Loan Program,             6/09 at 100.00             N/R            740,992
                    Remarketed 6-3-1996, Series 1985B, 5.900%, 12/01/15
                    (Mandatory put 12/01/10) - FGIC Insured
           700   Gulf Breeze, Florida, Local Government Loan Program,             6/09 at 100.00             N/R            700,336
                    Remarketed 6-3-1996, Series 1985C, 5.900%, 12/01/15 - FGIC
                    Insured
         1,500   Gulf Breeze, Florida, Local Government Loan Program,            12/10 at 101.00            Baa3          1,506,225
                    Remarketed 7-3-2000, Series 1985E, 5.750%, 12/01/20
                    (Mandatory put 12/01/19) - FGIC Insured

36 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        6,000   Hillsborough County School Board, Florida, Certificates of       7/13 at 100.00             AA-   $      5,850,720
                    Participation, Series 2003, 5.000%, 7/01/29 - MBIA Insured
         2,000   Hillsborough County, Florida, Community Investment Tax          11/13 at 101.00             AA+          2,005,440
                    Revenue Bonds, Series 2004, 5.000%, 5/01/23 - AMBAC Insured
         1,000   Hillsborough County, Florida, Revenue Refunding Bonds, Tampa    10/15 at 100.00             AA+          1,015,980
                    Bay Arena, Series 2005, 5.000%, 10/01/25 - FGIC Insured
         2,595   Indian River County School Board, Florida, Certificates of       7/15 at 100.00             AA-          2,618,822
                    Participation, Series 2005, 5.000%, 7/01/22 - MBIA Insured
         1,000   Indian Trace Development District, Florida, Water Management     5/15 at 102.00            Baa1            838,980
                    Special Benefit Assessment Bonds, Series 2005, 5.000%,
                    5/01/25 - MBIA Insured
         1,480   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue    10/13 at 100.00             AA-          1,544,469
                    Bonds, Series 2003, 5.250%, 10/01/20 - MBIA Insured
         1,280   Lake County School Board, Florida, Certificates of               7/14 at 100.00               A          1,295,603
                    Participation, Series 2004A, 5.000%, 7/01/21 - AMBAC Insured
                 Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B:
         1,730      5.000%, 10/01/18 - AMBAC Insured                             10/12 at 100.00               A          1,836,914
         2,000      5.000%, 10/01/19 - AMBAC Insured                             10/12 at 100.00               A          2,023,700
         1,230   Lee County, Florida, Local Option Gas Tax Revenue Bonds,        10/14 at 100.00              A3          1,243,911
                    Series 2004, 5.000%, 10/01/20 - FGIC Insured
         2,000   Miami-Dade County School Board, Florida, Certificates of        11/16 at 100.00               A          1,819,020
                    Participation, Series 2006B, 5.000%, 11/01/31 - AMBAC
                    Insured
        18,000   Miami-Dade County, Florida, Subordinate Special Obligation        6/09 at 52.72             AA-          8,197,019
                    Bonds, Series 1997A, 0.000%, 10/01/21 - MBIA Insured
         4,000   Miami-Dade County, Florida, Transit System Sales Surtax          7/18 at 100.00             AAA          3,847,320
                    Revenue Bonds, Series 2008, 5.000%, 7/01/35 - FSA Insured
         1,000   Orange County School Board, Florida, Certificates of             8/17 at 100.00             AA-            984,630
                    Participation, Series 2007A, 5.000%, 8/01/27 - FGIC Insured
         3,180   Orange County, Florida, Sales Tax Revenue Bonds, Series          1/13 at 100.00              AA          3,278,866
                    2002B, 5.125%, 1/01/19 - FGIC Insured
         2,500   Orange County, Florida, Tourist Development Tax Revenue         10/16 at 100.00              A+          2,414,900
                    Bonds, Series 2006, 5.000%, 10/01/31 - SYNCORA GTY Insured
                 Osceola County, Florida, Transportation Revenue Bonds,
                 Osceola Parkway, Series 2004:
         2,500      5.000%, 4/01/21 - MBIA Insured                                4/14 at 100.00              A3          2,527,900
         5,500      5.000%, 4/01/23 - MBIA Insured                                4/14 at 100.00              A3          5,512,375
         2,150   Palm Beach County School Board, Florida, Certificates of         8/14 at 100.00             AA-          2,169,608
                    Participation, Series 2004A, 5.000%, 8/01/24 - FGIC Insured
         3,000   Palm Beach County School Board, Florida, Certificates of         8/17 at 100.00             AA-          2,953,890
                    Participation, Series 2007E, 5.000%, 8/01/27 - MBIA Insured
         4,115   Palm Beach County, Florida, Administrative Complex Revenue         No Opt. Call             AA-          4,220,056
                    Refunding Bonds, Series 1993, 5.250%, 6/01/11 - FGIC
                    Insured
         4,000   Palm Beach County, Florida, Revenue Refunding Bonds, Criminal      No Opt. Call             AA-          4,173,120
                    Justice Facilities, Series 1993, 5.375%, 6/01/10 - FGIC
                    Insured
         1,300   Plantation, Florida, Non-Ad Valorem Revenue Refunding and        8/13 at 100.00             Aa3          1,349,166
                    Improvement Bonds, Series 2003, 5.000%, 8/15/21 - FSA
                    Insured
         1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,     7/17 at 100.00              AA            814,150
                    Southwest Annexation District 1B, Series 2007, 5.000%,
                    7/01/33 - MBIA Insured
         3,500   School Board of Duval County, Florida, Certificates of           7/17 at 100.00             Aa3          3,321,045
                    Participation, Master Lease Program, Series 2008, 5.000%,
                    7/01/33 - FSA Insured
         4,260   St. Lucie County School Board, Florida, Certificates of          7/14 at 100.00             AAA          4,292,504
                    Participation, Master Lease Program, Series 2004A, 5.000%,
                    7/01/24 - FSA Insured

                                                           Nuveen Investments 37

    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
                 St. Petersburg, Florida, Sales Tax Revenue Bonds, Professional
                 Sports Facility, Series 2003:
$        1,475      5.125%, 10/01/20 - FSA Insured                               10/13 at 100.00             Aa3   $      1,550,712
         1,555      5.125%, 10/01/21 - FSA Insured                               10/13 at 100.00             Aa3          1,623,249
         1,245   Tamarac, Florida, Sales Tax Revenue Bonds, Series 2002,          4/12 at 100.00             AA-          1,246,955
                    5.000%, 4/01/22 - FGIC Insured
         4,275   Volusia County School Board, Florida, Certificates of            8/15 at 100.00             Aa3          4,301,591
                    Participation, Series 2005B, 5.000%,8/01/24 - FSA Insured
         2,000   Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004,    10/14 at 100.00             AAA          2,093,540
                    5.000%, 10/01/21 - FSA Insured
         6,000   Volusia County, Florida, School Board Certificates of            8/17 at 100.00             Aa3          5,418,060
                    Participation, Series 2007, Trust 1035, 8.608%, 8/01/32 -
                    FSA Insured (IF)
         1,785   Volusia County, Florida, Tax Revenue Bonds, Tourist             12/14 at 100.00             Aa3          1,809,222
                    Development, Series 2004, 5.000%, 12/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       138,245   Total Tax Obligation/Limited                                                                           127,576,053
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 5.5% (3.6% OF TOTAL INVESTMENTS)
         2,150   Broward County, Florida, Airport System Revenue Bonds, Series   10/14 at 100.00             Aa3          2,179,434
                    2004L, 5.000%, 10/01/23 - AMBAC Insured
         1,100   Dade County, Florida, Seaport Revenue Refunding Bonds, Series   10/09 at 100.00             AA-          1,103,773
                    1995, 5.750%, 10/01/15 - MBIA Insured
         2,000   Greater Orlando Aviation Authority, Florida, Airport            10/13 at 100.00             AAA          2,126,860
                    Facilities Revenue Refunding Bonds, Series 2003A, 5.000%,
                    10/01/17 - FSA Insured
         5,615   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/12 at 100.00             AA-          5,644,928
                    International Airport, Series 2002, 5.750%, 10/01/19 - FGIC
                    Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        10,865   Total Transportation                                                                                    11,054,995
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 17.9% (11.7% OF TOTAL INVESTMENTS) (4)
         5,325   Escambia County Housing Finance Authority, Florida, Dormitory    6/09 at 101.00          AA (4)          5,402,905
                    Revenue Bonds, University of West Florida Foundation Inc.,
                    Series 1999, 5.750%, 6/01/31 (Pre-refunded 6/01/09) - MBIA
                    Insured
         3,945   Florida Governmental Utility Authority, Utility System Revenue  10/13 at 100.00           A (4)          4,521,404
                    Bonds, Citrus Project, Series 2003, 5.000%, 10/01/23
                    (Pre-refunded 10/01/13) - AMBAC Insured
         4,750   Florida Housing Finance Corporation, Housing Revenue Bonds,     10/10 at 102.00             Aaa          5,185,480
                    Augustine Club Apartments, Series 2000D-1, 5.750%, 10/01/30
                    (Pre-refunded 10/01/10) - MBIA Insured
        10,000   Port St. Lucie, Florida, Utility System Revenue Bonds, Series     9/11 at 34.97         AA- (4)          3,371,200
                    2001, 0.000%, 9/01/29 (Pre-refunded 9/01/11) - MBIA Insured
         1,830   Port St. Lucie, Florida, Utility System Revenue Bonds, Series    9/13 at 100.00          AA (4)          2,093,575
                    2003, 5.000%, 9/01/21 (Pre-refunded 9/01/13) - MBIA Insured
         5,715   Seminole County, Florida, Water and Sewer Revenue Refunding        No Opt. Call             AAA          6,930,980
                    and Improvement Bonds, Series 1992, 6.000%, 10/01/19 - MBIA
                    Insured (ETM)
                 St. Lucie County, Florida, Utility System Revenue Refunding
                 Bonds, Series 1993:
         5,000      5.500%, 10/01/15 - FGIC Insured (ETM)                           No Opt. Call         N/R (4)          5,707,300
         1,200      5.500%, 10/01/21 - FGIC Insured (ETM)                           No Opt. Call         N/R (4)          1,429,728
         1,500   Tampa, Florida, Healthcare System Revenue Bonds, Allegany        6/09 at 100.00          AA (4)          1,522,545
                    Health System - St. Joseph's Hospital, Series 1993, 5.125%,
                    12/01/23 - MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
        39,265   Total U.S. Guaranteed                                                                                   36,165,117
------------------------------------------------------------------------------------------------------------------------------------

                 UTILITIES - 7.9% (5.1% OF TOTAL INVESTMENTS)
         3,000   Leesburg, Florida, Utility Revenue Bonds, Series 2007, 5.000%,  10/17 at 100.00             AA-          2,881,230
                    10/01/37 - MBIA Insured
         8,000   Palm Beach County Solid Waste Authority, Florida, Revenue          No Opt. Call              AA          6,906,720
                    Bonds, Series 2002B, 0.000%,10/01/14 - AMBAC Insured
         3,525   Palm Beach County Solid Waste Authority, Florida, Revenue          No Opt. Call             Aa3          3,590,248
                    Refunding Bonds, Series 1997A, 6.000%, 10/01/09 - AMBAC
                    Insured

38 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 UTILITIES (continued)
$        2,500   Tallahassee, Florida, Energy System Revenue Bonds, Series       10/15 at 100.00             AA-   $      2,462,175
                    2005, 5.000%, 10/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        17,025   Total Utilities                                                                                         15,840,373
------------------------------------------------------------------------------------------------------------------------------------

                 WATER AND SEWER - 38.6% (25.2% OF TOTAL INVESTMENTS)
         1,250   Bay County, Florida, Water System Revenue Bonds, Series 2005,    9/15 at 100.00              A3          1,273,700
                    5.000%, 9/01/24 - AMBAC Insured
                 Broward County, Florida, Water and Sewer Utility Revenue
                 Bonds, Series 2003:
         5,000      5.000%, 10/01/21 - MBIA Insured                              10/13 at 100.00              AA          5,169,850
         4,500      5.000%, 10/01/24 - MBIA Insured                              10/13 at 100.00              AA          4,567,500
                 Clay County, Florida, Utility System Revenue Bonds, Series
                 2007:
         5,110      5.000%, 11/01/27 - SYNCORA GTY Insured                       11/17 at 100.00             AAA          5,159,312
        12,585      5.000%, 11/01/32 - SYNCORA GTY Insured                       11/17 at 100.00             AAA         12,354,568
                 Davie, Florida, Water and Sewerage Revenue Refunding and
                 Improvement Bonds, Series 2003:
           910      5.250%, 10/01/17 - AMBAC Insured                             10/13 at 100.00               A            986,094
           475      5.250%, 10/01/18 - AMBAC Insured                             10/13 at 100.00               A            490,267
                 Deltona, Florida, Utility Systems Water and Sewer Revenue
                 Bonds, Series 2003:
         1,250      5.250%, 10/01/22 - MBIA Insured                              10/13 at 100.00             AA-          1,260,625
         1,095      5.000%, 10/01/23 - MBIA Insured                              10/13 at 100.00             AA-          1,106,191
         1,225      5.000%, 10/01/24 - MBIA Insured                              10/13 at 100.00             AA-          1,235,572
         1,000   Florida Governmental Utility Authority, Utility System Revenue   7/09 at 101.00             N/R            946,440
                    Bonds, Golden Gate Project, Series 1999, 5.000%, 7/01/29 -
                    AMBAC Insured
         8,000   Indian River County, Florida, Water and Sewer Revenue Bonds,     9/09 at 101.00             AA-          8,073,359
                    Series 1993A, 5.250%, 9/01/24 - FGIC Insured
         1,000   JEA, Florida, Water and Sewerage System Revenue Bonds, Series   10/13 at 100.00             AA-          1,082,400
                    2004A, 5.000%, 10/01/14 - FGIC Insured
         1,500   JEA, Florida, Water and Sewerage System Revenue Bonds, Series   10/14 at 100.00              AA          1,520,175
                    2007B, 5.000%, 10/01/24 - MBIA Insured
         1,450   Jupiter, Florida, Water Revenue Bonds, Series 2003, 5.000%,     10/13 at 100.00              AA          1,488,063
                    10/01/22 - AMBAC Insured
         2,000   Manatee County, Florida, Public Utilities Revenue Bonds,        10/13 at 100.00             Aa3          2,092,720
                    Series 2003, 5.125%, 10/01/20 - MBIA Insured
                 Marco Island, Florida, Water Utility System Revenue Bonds,
                 Series 2003:
         1,350      5.250%, 10/01/17 - MBIA Insured                              10/13 at 100.00             AA-          1,487,444
         1,000      5.250%, 10/01/18 - MBIA Insured                              10/13 at 100.00             AA-          1,062,210
         2,000   Miami-Dade County, Florida, Water and Sewer System Revenue         No Opt. Call             AAA          2,153,560
                    Bonds, Series 2008B, 5.250%,10/01/22 - FSA Insured
         2,000   Okaloosa County, Florida, Water and Sewer Revenue Bonds,         7/16 at 100.00             AAA          1,953,380
                    Series 2006, 5.000%, 7/01/36 - FSA Insured
         1,750   Palm Bay, Florida, Utility System Revenue Bonds, Palm Bay       10/13 at 100.00             AA-          1,770,668
                    Utility Corporation, Series 2003, 5.000%, 10/01/20 - MBIA
                    Insured
                 Palm Coast, Florida, Water Utility System Revenue Bonds,
                 Series 2003:
         1,000      5.250%, 10/01/19 - MBIA Insured                              10/13 at 100.00             AA-          1,036,000
           500      5.250%, 10/01/20 - MBIA Insured                              10/13 at 100.00             AA-            514,255
           500      5.250%, 10/01/21 - MBIA Insured                              10/13 at 100.00             AA-            511,040
         3,000   Pasco County, Florida, Water and Sewer Revenue Bonds, Series     4/16 at 100.00             AAA          2,947,140
                    2006 Refunding, 5.000%,10/01/36 - FSA Insured
         1,170   Polk County, Florida, Utility System Revenue Bonds, Series      10/14 at 100.00             AA-          1,190,498
                    2004A, 5.000%, 10/01/24 - FGIC Insured
                 Port St. Lucie, Florida, Stormwater Utility System Revenue
                 Refunding Bonds, Series 2002:
         1,190      5.250%, 5/01/15 - MBIA Insured                                5/12 at 100.00             AA-          1,271,075
         1,980      5.250%, 5/01/17 - MBIA Insured                                5/12 at 100.00             AA-          2,114,897
         1,000   Port St. Lucie, Florida, Utility System Revenue Bonds, Series    9/14 at 100.00              A2          1,031,420
                    2004, 5.000%, 9/01/21 - MBIA Insured

                                                           Nuveen Investments 39

    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER (continued)
                 Sebring, Florida, Water and Wastewater Revenue Refunding
                 Bonds, Series 2002:
$        1,360      5.250%, 1/01/17 - FGIC Insured                                1/13 at 100.00             AA-   $      1,459,158
           770      5.250%, 1/01/18 - FGIC Insured                                1/13 at 100.00             AA-            805,443
           500      5.250%, 1/01/20 - FGIC Insured                                1/13 at 100.00             AA-            517,825
         3,530   Seminole County, Florida, Water and Sewer Revenue Refunding        No Opt. Call              AA          4,061,618
                    and Improvement Bonds, Series 1992, 6.000%, 10/01/19 - MBIA
                    Insured
         1,300   Sunrise, Florida, Utility System Revenue Refunding Bonds,       10/09 at 100.00               A          1,304,147
                    Series 1996, 5.800%, 10/01/11 - AMBAC Insured
         2,000   Village Center Community Development District, Florida,         10/13 at 101.00             AA-          1,817,480
                    Utility Revenue Bonds, Series 2003, 5.250%, 10/01/23 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        76,250   Total Water and Sewer                                                                                   77,816,094
------------------------------------------------------------------------------------------------------------------------------------
$      326,450   Total Investments (cost $308,115,642) - 153.2%                                                         308,674,183
==============----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.9%                                                                     3,842,600
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (55.1)% (5)                                                  (111,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    201,516,783
                 ===================================================================================================================

      Primarily all of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 36.0%.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

40 Nuveen Investments

NWF | Nuveen Insured Florida Tax-Free Advantage Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CONSUMER STAPLES - 1.2% (0.8% OF TOTAL INVESTMENTS)
$        1,685   Golden State Tobacco Securitization Corporation, California,     6/22 at 100.00             BBB   $        647,411
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------

                 EDUCATION AND CIVIC ORGANIZATIONS - 14.0% (9.2% OF TOTAL
                 INVESTMENTS)
         2,240   FSU Financial Assistance Inc., Florida, General Revenue Bonds,     No Opt. Call              A1          2,471,101
                    Educational and Athletic Facilities Improvements, Series
                    2004, 5.000%, 10/01/14 - AMBAC Insured
         1,985   North Miami, Florida, Educational Facilities Revenue Refunding   4/13 at 100.00            BBB-          1,919,813
                    Bonds, Johnson and Wales University, Series 2003A, 5.000%,
                    4/01/19 - SYNCORA GTY Insured
         1,500   Volusia County Educational Facilities Authority, Florida,       10/15 at 100.00              A3          1,158,525
                    Revenue Bonds, Embry-Riddle Aeronautical University, Series
                    2005, 5.000%, 10/15/35 - RAAI Insured
                 Volusia County Educational Facilities Authority, Florida,
                 Revenue Refunding Bonds, Embry-Riddle Aeronautical
                 University, Series 2003:
         1,000      5.200%, 10/15/26 - RAAI Insured                              10/13 at 100.00              A3            857,970
         1,250      5.200%, 10/15/33 - RAAI Insured                              10/13 at 100.00              A3          1,016,963
------------------------------------------------------------------------------------------------------------------------------------
         7,975   Total Education and Civic Organizations                                                                  7,424,372
------------------------------------------------------------------------------------------------------------------------------------

                 HEALTH CARE - 5.1% (3.3% OF TOTAL INVESTMENTS)
                 Halifax Hospital Medical Center, Florida, Revenue Bonds,
                 Series 2006:
         1,000      5.250%, 6/01/26                                               6/16 at 100.00              A-            838,490
           350      5.500%, 6/01/38 - FSA Insured                                 6/18 at 100.00             AAA            331,552
         1,300   Highlands County Health Facilities Authority, Florida,          11/15 at 100.00              AA          1,089,257
                    Hospital Revenue Bonds, Adventist Health System, Series
                    2005D, 5.000%, 11/15/35 - MBIA Insured
           500   Lee Memorial Health System, Florida, Hospital Revenue Bonds,     4/17 at 100.00              AA            420,100
                    Series 2007A, 5.000%, 4/01/32 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         3,150   Total Health Care                                                                                        2,679,399
------------------------------------------------------------------------------------------------------------------------------------

                 HOUSING/SINGLE FAMILY - 0.6% (0.4% OF TOTAL INVESTMENTS)
           275   Florida Housing Finance Agency, GNMA Collateralized Home           No Opt. Call             AAA            297,965
                    Ownership Revenue Refunding Bonds, Series 1987G-1, 8.595%,
                    11/01/17
------------------------------------------------------------------------------------------------------------------------------------

                 TAX OBLIGATION/LIMITED - 56.6% (37.0% OF TOTAL INVESTMENTS)
           400   Collier County, Florida, Capital Improvement Revenue Bonds,     10/14 at 100.00              AA            408,932
                    Series 2005, 5.000%, 10/01/23 - MBIA Insured
         1,000   Escambia County, Florida, Sales Tax Revenue Refunding Bonds,    10/12 at 101.00              A+          1,098,580
                    Series 2002, 5.250%, 10/01/17 - AMBAC Insured
           500   Flagler County, Florida, Capital Improvement Revenue Bonds,     10/15 at 100.00             AA-            469,340
                    Series 2005, 5.000%, 10/01/30 - MBIA Insured
         1,500   Hillsborough County School Board, Florida, Certificates of       7/13 at 100.00             AA-          1,462,680
                    Participation, Series 2003, 5.000%, 7/01/29 - MBIA Insured
         2,270   Jacksonville, Florida, Local Government Sales Tax Revenue       10/12 at 100.00             AA+          2,432,850
                    Refunding and Improvement Bonds, Series 2002, 5.375%,
                    10/01/18 - FGIC Insured
         2,265   Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B,     10/12 at 100.00               A          2,281,874
                    5.000%, 10/01/20 - AMBAC Insured
           100   Miami-Dade County, Florida, Transit System Sales Surtax          7/18 at 100.00             AAA             96,183
                    Revenue Bonds, Series 2008, 5.000%, 7/01/35 - FSA Insured

                                                           Nuveen Investments 41

    | Portfolio of INVESTMENTS April 30, 2009

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TAX OBLIGATION/LIMITED (continued)
$        2,000   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A,   1/13 at 100.00              AA   $      2,097,560
                    5.125%, 1/01/17 - FGIC Insured
         1,500   Orange County, Florida, Sales Tax Revenue Bonds, Series 2002B,   1/13 at 100.00              AA          1,450,125
                    5.125%, 1/01/32 - FGIC Insured
         3,335   Palm Bay, Florida, Local Optional Gas Tax Revenue Bonds,        10/14 at 100.00             AA-          3,541,203
                    Series 2004, 5.250%, 10/01/20 - MBIA Insured
         2,670   Palm Beach County School Board, Florida, Certificates of         8/12 at 100.00             AAA          2,586,376
                    Participation, Series 2002D, 5.000%,8/01/28 - FSA Insured
         2,000   Palm Beach Gardens, Florida, Special Obligation Revenue Bonds,   2/13 at 100.00             Aa2          2,075,540
                    Series 2004, 5.000%, 5/01/20 - AMBAC Insured
         1,000   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,     7/17 at 100.00              AA            814,150
                    Southwest Annexation District 1B, Series 2007, 5.000%,
                    7/01/33 - MBIA Insured
         2,115   Port St. Lucie, Florida, Sales Tax Revenue Bonds, Series 2003,   9/13 at 100.00             AA-          2,097,763
                    5.000%, 9/01/23 - MBIA Insured
           500   School Board of Duval County, Florida, Certificates of           7/17 at 100.00             Aa3            474,435
                    Participation, Master Lease Program, Series 2008, 5.000%,
                    7/01/33 - FSA Insured
         1,730   St. John's County, Florida, Sales Tax Revenue Bonds, Series     10/14 at 100.00             AA-          1,760,310
                    2004A, 5.000%, 10/01/24 - AMBAC Insured
         4,000   St. Lucie County School Board, Florida, Certificates of          7/14 at 100.00             AAA          4,030,518
                    Participation, Master Lease Program, Series 2004A, 5.000%,
                    7/01/24 - FSA Insured
         1,000   Vista Lakes Community Development District, Florida, Capital     5/17 at 100.00              A3            727,500
                    Improvement Revenue Bonds, Series 2007A2, 5.000%, 5/01/34 -
                    RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------
        29,885   Total Tax Obligation/Limited                                                                            29,905,919
------------------------------------------------------------------------------------------------------------------------------------

                 TRANSPORTATION - 11.3% (7.4% OF TOTAL INVESTMENTS)
         2,000   Greater Orlando Aviation Authority, Florida, Airport            10/12 at 100.00             AAA          2,001,960
                    Facilities Revenue Bonds, Series 2002A, 5.125%, 10/01/32 -
                    FSA Insured
         2,105   Greater Orlando Aviation Authority, Florida, Airport            10/13 at 100.00             AAA          2,238,520
                    Facilities Revenue Refunding Bonds, Series 2003A, 5.000%,
                    10/01/17 - FSA Insured
         1,730   Lee County, Florida, Transportation Facilities Revenue Bonds,   10/14 at 100.00               A          1,734,809
                    Series 2004B, 5.000%, 10/01/22 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,835   Total Transportation                                                                                     5,975,289
------------------------------------------------------------------------------------------------------------------------------------

                 U.S. GUARANTEED - 35.4% (23.1% OF TOTAL INVESTMENTS) (4)
         1,660   Grand Prairie Independent School District, Dallas County,        2/13 at 100.00             AAA          1,896,849
                    Texas, General Obligation Bonds, Series 2003, 5.375%,
                    2/15/26 (Pre-refunded 2/15/13) - FSA Insured
           180   Highlands County Health Facilities Authority, Florida,          11/15 at 100.00          AA (4)            208,116
                    Hospital Revenue Bonds, Adventist Health System, Series
                    2005D, 5.000%, 11/15/35 (Pre-refunded 11/15/15) - MBIA
                    Insured
         3,500   Highlands County Health Facilities Authority, Florida,          11/13 at 100.00         N/R (4)          4,014,815
                    Hospital Revenue Bonds, Adventist Health System/Sunbelt
                    Obligated Group, Series 2003D, 5.875%, 11/15/29
                    (Pre-refunded 11/15/13)
           500   North Port, Florida, Utility System Revenue Bonds, Series       10/10 at 101.00         Aa3 (4)            535,300
                    2000, 5.000%, 10/01/25 (Pre-refunded 10/01/10) - FSA Insured
         3,370   Osceola County School Board, Florida, Certificates of            6/12 at 101.00          A2 (4)          3,754,551
                    Participation, Series 2002A, 5.125%,6/01/20 (Pre-refunded
                    6/01/12) - AMBAC Insured
         1,950   Palm Beach County School Board, Florida, Certificates of         8/12 at 100.00             AAA          2,196,168
                    Participation, Series 2002D, 5.250%,8/01/20 (Pre-refunded
                    8/01/12) - FSA Insured
         2,800   Pinellas County Health Facilities Authority, Florida, Revenue    5/13 at 100.00         Aa3 (4)          3,240,496
                    Bonds, Baycare Health System, Series 2003, 5.750%, 11/15/27
                    (Pre-refunded 5/15/13)
         1,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/12 at 101.00             AAA          1,130,810
                    Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) - FSA
                    Insured
         1,500   South Miami Health Facilities Authority, Florida, Hospital       2/13 at 100.00             Aaa          1,698,525
                    Revenue Bonds, Baptist Health Systems of South Florida,
                    Series 2003, 5.200%, 11/15/28 (Pre-refunded 2/01/13)
------------------------------------------------------------------------------------------------------------------------------------
        16,460   Total U.S. Guaranteed                                                                                   18,675,630
------------------------------------------------------------------------------------------------------------------------------------

42 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER - 28.8% (18.8% OF TOTAL INVESTMENTS)
$        1,000   Bay County, Florida, Water System Revenue Bonds, Series 2005,    9/15 at 100.00              A3   $      1,012,930
                    5.000%, 9/01/25 - AMBAC Insured
                 Clay County, Florida, Utility System Revenue Bonds,
                 Series 2007:
         1,500      5.000%, 11/01/27 - SYNCORA GTY Insured                       11/17 at 100.00             AAA          1,514,475
         3,000      5.000%, 11/01/32 - SYNCORA GTY Insured                       11/17 at 100.00             AAA          2,945,070
         1,525   Fernandina Beach, Florida, Utility Acquisition and Improvement   9/13 at 100.00             AA-          1,543,254
                    Revenue Bonds, Series 2003, 5.000%, 9/01/23 - FGIC Insured
         3,000   Marco Island, Florida, Water Utility System Revenue Bonds,      10/13 at 100.00             AA-          3,004,590
                    Series 2003, 5.000%, 10/01/27 - MBIA Insured
         2,000   Miami-Dade County, Florida, Water and Sewer System Revenue      10/09 at 101.00             AA-          2,003,520
                    Bonds, Series 1999A, 5.000%,10/01/29 - FGIC Insured
           500   Miami-Dade County, Florida, Water and Sewer System Revenue         No Opt. Call             AAA            538,390
                    Bonds, Series 2008B, 5.250%,10/01/22 - FSA Insured
         1,095   Palm Bay, Florida, Utility System Revenue Bonds, Series 2004,   10/14 at 100.00             AA-          1,162,704
                    5.250%, 10/01/20 - MBIA Insured
         1,500   Port St. Lucie, Florida, Stormwater Utility System Revenue       5/12 at 100.00             AA-          1,488,075
                    Refunding Bonds, Series 2002, 5.000%, 5/01/23 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        15,120   Total Water and Sewer                                                                                   15,213,008
------------------------------------------------------------------------------------------------------------------------------------
$       80,385   Total Investments (cost $81,172,933) - 153.0%                                                           80,818,993
==============----------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 1.9%                                                                       992,751
                 -------------------------------------------------------------------------------------------------------------------
                 Preferred Shares, at Liquidation Value - (54.9)% (5)                                                   (29,000,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $     52,811,744
                 ===================================================================================================================

      At least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that guarantee the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 - Insurance, for more information.

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Manager's Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Preferred Shares, at Liquidation Value as a percentage of Total Investments is 35.9%.

N/R   Not rated.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 43

| Statement of ASSETS & LIABILITIES April 30, 2009

                                                                       FLORIDA         FLORIDA  INSURED FLORIDA     INSURED FLORIDA
                                                            INVESTMENT QUALITY  QUALITY INCOME   PREMIUM INCOME  TAX-FREE ADVANTAGE
                                                                          (NQF)           (NUF)            (NFL)               (NWF)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $332,864,898, $301,842,476,
   $308,115,642 and $81,172,933, respectively)              $      327,946,968  $  298,116,527  $   308,674,183  $       80,818,993
Cash                                                                 4,733,203       3,311,776        1,459,045             246,675
Receivables:
   Interest                                                          4,278,425       3,660,213        3,492,504           1,011,854
   Investments sold                                                    150,000           5,000               --               5,000
Other assets                                                            70,921          72,726           57,173              33,986
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                  337,179,517     305,166,242      313,682,905          82,116,508
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Floating rate obligations                                            3,330,000      13,315,000               --                  --
Payables:
   Investments purchased                                             4,446,255       2,923,245               --                  --
   Common share dividends                                              887,768         699,139          721,847             197,047
   Preferred share dividends                                             7,071           9,742           11,531                 629
Accrued expenses:
   Management fees                                                     172,334         155,601          163,729              32,861
   Reorganization                                                       28,205         108,590          170,641              57,821
   Other                                                               107,501          94,879           98,374              16,406
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                 8,979,134      17,306,196        1,166,122             304,764
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                             114,950,000      94,900,000      111,000,000          29,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                      $      213,250,383  $  192,960,046  $   201,516,783  $       52,811,744
====================================================================================================================================
Common shares outstanding                                           16,325,802      14,111,195       14,169,996           3,863,473
====================================================================================================================================
Net asset value per Common share outstanding (net assets
   applicable to Common shares, divided by Common shares
   outstanding)                                             $            13.06  $        13.67  $         14.22  $            13.67
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                     $          163,258  $      141,112  $       141,700  $           38,635
Paid-in surplus                                                    228,401,489     203,656,144      201,429,807          54,533,766
Undistributed (Over-distribution of) net investment income           1,425,599         285,556          740,292              73,574
Accumulated net realized gain (loss) from investments
   and derivative transactions                                     (11,822,033)     (7,396,817)      (1,353,557)         (1,480,291)
Net unrealized appreciation (depreciation) of investments           (4,917,930)     (3,725,949)         558,541            (353,940)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                      $      213,250,383  $  192,960,046  $   201,516,783  $       52,811,744
====================================================================================================================================
Authorized shares:
   Common                                                            Unlimited       Unlimited        Unlimited           Unlimited
   Preferred                                                         Unlimited       Unlimited        Unlimited           Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

44 Nuveen Investments

| Statement of OPERATIONS Year Ended April 30, 2009

                                                                       FLORIDA         FLORIDA  INSURED FLORIDA     INSURED FLORIDA
                                                            INVESTMENT QUALITY  QUALITY INCOME   PREMIUM INCOME  TAX-FREE ADVANTAGE
                                                                          (NQF)           (NUF)            (NFL)               (NWF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                           $       18,776,075  $   15,478,541  $    15,676,496  $        3,916,754
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                      2,165,061       1,933,995        1,962,245             522,184
Preferred shares - auction fees                                        321,560         286,230          277,499              72,500
Preferred shares - dividend disbursing agent fees                       19,979          29,956           19,993               9,982
Shareholders' servicing agent fees and expenses                         16,956          11,707           12,204                 765
Interest expense on floating rate obligations                           49,932          19,573               --                  --
Custodian's fees and expenses                                           60,574          68,036           61,982              18,319
Trustees' fees and expenses                                              9,933           8,985            9,196               2,506
Reorganization expenses                                                 28,205         108,590          170,641              57,821
Professional fees                                                       34,630          31,707           30,816              14,686
Shareholders' reports - printing and mailing expenses                   52,266          46,244           47,331              16,804
Stock exchange listing fees                                              9,203           9,203            9,203                 548
Investor relations expense                                              37,140          32,323           31,767               8,808
Other expenses                                                          22,765          21,904           20,829              15,903
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
   reimbursement                                                     2,828,204       2,608,453        2,653,706             740,826
   Custodian fee credit                                                (25,515)         (3,830)         (28,909)             (3,618)
   Expense reimbursement                                                    --              --               --            (167,983)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                         2,802,689       2,604,623        2,624,797             569,225
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                               15,973,386      12,873,918       13,051,699           3,347,529
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                      (6,984,623)     (3,039,097)        (734,013)            (28,890)
   Forward swaps                                                      (765,000)             --          104,696              97,716
   Futures                                                                  --              --          523,422              84,406
Change in net unrealized appreciation (depreciation) of:
   Investments                                                     (15,089,842)     (8,962,051)      (8,000,254)         (2,112,982)
   Forward swaps                                                       821,435              --         (133,108)           (124,234)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                            (22,018,030)    (12,001,148)      (8,239,257)         (2,083,984)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                          (3,249,281)     (2,878,310)      (2,748,976)           (720,688)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                          (3,249,281)     (2,878,310)      (2,748,976)           (720,688)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
   shares from operations                                   $       (9,293,925) $   (2,005,540) $     2,063,466  $          542,857
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 45

| Statement of CHANGES in NET ASSETS

                                                                   FLORIDA INVESTMENT QUALITY (NQF)    FLORIDA QUALITY INCOME (NUF)
                                                                   --------------------------------   ------------------------------
                                                                             YEAR              YEAR            YEAR            YEAR
                                                                            ENDED             ENDED           ENDED           ENDED
                                                                          4/30/09           4/30/08         4/30/09         4/30/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $   15,973,386   $    15,948,403   $  12,873,918   $  13,478,397
Net realized gain (loss) from:
   Investments                                                         (6,984,623)       (2,926,121)     (3,039,097)     (4,195,080)
   Forward swaps                                                         (765,000)          287,000              --              --
   Futures                                                                     --                --              --              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                        (15,089,842)      (11,368,478)     (8,962,051)     (8,376,881)
   Forward swaps                                                          821,435          (682,435)             --              --
Distributions to Preferred shareholders:
   From net investment income                                          (3,249,281)       (4,781,885)     (2,878,310)     (4,355,779)
   From accumulated net realized gains                                         --                --              --         (44,456)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from operations                                       (9,293,925)       (3,523,516)     (2,005,540)     (3,493,799)
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                            (11,104,204)      (10,949,281)     (9,111,033)     (9,321,243)
From accumulated net realized gains                                            --                --              --        (101,970)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                               (11,104,204)      (10,949,281)     (9,111,033)     (9,423,213)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                                (457,825)       (2,896,057)       (475,840)     (1,977,228)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common shares from capital share transactions                         (457,825)       (2,896,057)       (475,840)     (1,977,228)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares     (20,855,954)      (17,368,854)    (11,592,413)    (14,894,240)
Net assets applicable to Common shares at the beginning of year       234,106,337       251,475,191     204,552,459     219,446,699
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year          $  213,250,383   $   234,106,337   $ 192,960,046   $ 204,552,459
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at
   the end of year                                                 $    1,425,599   $      (180,543)  $     285,556   $    (593,166)
====================================================================================================================================

                                 See accompanying notes to financial statements.

46 Nuveen Investments

                                                                       INSURED FLORIDA PREMIUM              INSURED FLORIDA
                                                                               INCOME (NFL)             TAX-FREE ADVANTAGE (NWF)
                                                                    -----------------------------   ------------------------------
                                                                             YEAR            YEAR            YEAR             YEAR
                                                                            ENDED           ENDED           ENDED            ENDED
                                                                          4/30/09         4/30/08         4/30/09          4/30/08
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $  13,051,699   $  13,594,373   $   3,347,529   $   3,509,753
Net realized gain (loss) from:
   Investments                                                           (734,013)       (957,893)        (28,890)       (199,637)
   Forward swaps                                                          104,696          34,700          97,716          13,880
   Futures                                                                523,422              --          84,406              --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                         (8,000,254)     (7,864,803)     (2,112,982)     (1,564,997)
   Forward swaps                                                         (133,108)        133,108        (124,234)        124,234
Distributions to Preferred shareholders:
   From net investment income                                          (2,748,976)     (3,851,736)       (720,688)     (1,045,304)
   From accumulated net realized gains                                         --        (327,094)             --              --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                      2,063,466         760,655         542,857         837,929
----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                             (9,606,547)     (9,893,964)     (2,443,860)     (2,457,543)
From accumulated net realized gains                                            --        (910,585)             --              --
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                (9,606,547)    (10,804,549)     (2,443,860)     (2,457,543)
----------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Common shares repurchased                                                (561,440)     (2,392,636)       (213,328)             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from capital share transactions                                       (561,440)     (2,392,636)       (213,328)             --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares      (8,104,521)    (12,436,530)     (2,114,331)     (1,619,614)
Net assets applicable to Common shares at the beginning of year       209,621,304     222,057,834      54,926,075      56,545,689
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year           $ 201,516,783   $ 209,621,304   $  52,811,744   $  54,926,075
==================================================================================================================================
Undistributed (Over-distribution of) net investment income at
   the end of year                                                  $     740,292   $      44,139   $      73,574   $    (109,308)
==================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 47

| Notes to FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Florida funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Florida Investment Quality Municipal Fund
(NQF), Nuveen Florida Quality Income Municipal Fund (NUF), Nuveen Insured Florida Premium Income Municipal Fund (NFL) and Nuveen Insured Florida Tax-Free Advantage Municipal Fund (NWF) (collectively, the "Funds"). Common shares of Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) are traded on the New York Stock Exchange while Common shares of Insured Florida Tax-Free Advantage (NWF) are traded on the NYSE Amex (formerly American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

During the fiscal period, the Board of Directors/Trustees of each of the following funds voted to recommend that each Nuveen Florida closed-end fund be merged or reorganized into one of three existing Nuveen national municipal bond closed-end funds, as follows:

o Florida Investment Quality (NQF) and Florida Quality Income (NUF) into Nuveen Premium Income Municipal Fund 2, Inc. (NPM);

o Insured Florida Premium Income (NFL) into Nuveen Insured Municipal Opportunity Fund, Inc. (NIO);

o Insured Florida Tax-Free Advantage (NWF) into Nuveen Insured Tax-Free Advantage Municipal Fund (NEA)

(collectively, the "Reorganizations"). The Board called a special meeting of shareholders of each fund, originally scheduled in each case for May 15, 2009, to vote on the Reorganizations. Those meetings were subsequently adjourned to and reconvened in mid-June, at which time, shareholders of each of Florida Investment Quality (NQF), Florida Quality Income (NUF), Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) approved its respective Reorganization, with more than 80% of participating shares of each fund voting in favor of the Reorganization. The consummation of the respective Reorganizations remains subject to the approval of shareholders of Premium Income 2 (NPM), Insured Opportunity (NIO) and Insured Tax-Free Advantage (NEA), as the case may be, whose special shareholder meetings are now scheduled to be reconvened on July 24, 2009. There can be no assurance that approval by those funds' shareholders will be obtained.

Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of Florida or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement

48 Nuveen Investments
periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2009, Florida Investment Quality (NQF) and Florida Quality Income (NUF) had outstanding when-issued/delayed delivery purchase commitments of $4,446,255 and $2,923,245 respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of Insured Florida Tax-Free Advantage (NWF) the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. The investment policies of Insured Florida Tax-Free Advantage (NWF) permit the Fund to invest in a limited amount of out-of-state securities. Although the Fund may pursue this strategy from time to time, this strategy will not impact the tax-exempt status of the Fund's shares or of its distributions to its shareholders. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2009, the number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                            INSURED     INSURED
                                        FLORIDA   FLORIDA   FLORIDA     FLORIDA
                                     INVESTMENT   QUALITY   PREMIUM    TAX-FREE
                                        QUALITY    INCOME    INCOME   ADVANTAGE
                                           (NQF)     (NUF)     (NFL)       (NWF)
--------------------------------------------------------------------------------
Number of shares:
   Series M                                  --     1,379        --          --
   Series T                               2,683        --        --          --
   Series W                                  --        --     1,640       1,160
   Series TH                                 --     1,379     2,800          --
   Series F                               1,915     1,038        --          --
--------------------------------------------------------------------------------
Total                                     4,598     3,796     4,440       1,160
================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Preferred shares.

                                                           Nuveen Investments 49

| Notes to FINANCIAL STATEMENTS (continued)

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

As of April 30, 2009, Florida Investment Quality (NQF) and Florida Quality Income (NUF) redeemed $17,050,000 and $22,100,000 of their Preferred shares, respectively, at liquidation value. Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) have not redeemed any of their Preferred shares.

Insurance

Under normal circumstances, Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) will invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated "Aaa" by Moody's or "AAA" by Standard and Poor's for Insured Florida Premium Income (NFL) and "A" or better at the time of purchase by at least one independent rating agency for Insured Florida Tax-Free Advantage
(NWF). In addition, each Fund will invest at least 80% of its net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least "AA" at the time of purchase (based on the higher of the rating of the insurer, if any, or the underlying security) by at least one independent rating agency, or are unrated but judged to be of similar credit quality by Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen, or municipal bonds backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities or U.S. Treasury-issued State and Local Government Series securities to ensure timely payment of principal and interest. Each Fund may also invest up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities rated below "AA" (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

50 Nuveen Investments

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards No. 140 (SFAS No.
140) "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is recognized as "Interest expense on floating rate obligations" on the Statement of Operations.

During the fiscal year ended April 30, 2009, Florida Investment Quality (NQF), Florida Quality Income (NUF) and Insured Florida Premium Income (NFL) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Insured Florida Tax-Free Advantage (NWF) did not invest in any such instruments during the the fiscal year ended April 30, 2009.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At April 30, 2009, the Funds were not invested in externally-deposited Recourse Trusts.

                                                                        INSURED
                                                  FLORIDA     FLORIDA   FLORIDA
                                               INVESTMENT     QUALITY   PREMIUM
                                                  QUALITY      INCOME    INCOME
                                                     (NQF)       (NUF)     (NFL)
--------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts            $       --   $      --   $    --
================================================================================

Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage
(NWF) did not invest in self-deposited inverse floaters during the fiscal year ended April 30, 2009. The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended April 30, 2009, for Florida Investment Quality
(NQF) and Florida Quality Income (NUF) were as follows:

                                                           FLORIDA      FLORIDA
                                                        INVESTMENT      QUALITY
                                                           QUALITY       INCOME
                                                              (NQF)        (NUF)
--------------------------------------------------------------------------------
Average floating rate obligations                      $ 2,123,507  $ 1,568,616
Average annual interest rate and fees                         2.35%        1.25%
================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying

                                                           Nuveen Investments 51

| Notes to FINANCIAL STATEMENTS (continued)

assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. Florida Investment Quality (NQF), Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) invested in forward interest rate swap transactions during the fiscal year ended April 30, 2009.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Insured Florida Premium Income (NFL) and Insured Florida Tax Free Advantage (NWF) invested in futures contracts during the fiscal year ended April 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

52 Nuveen Investments

Reorganization Expense

Expenses incurred due to the Reorganizations, as described previously, have been and will continue to be allocated among the respective Florida funds and the existing Nuveen national municipal bond funds. Expenses incurred are recognized as "Reorganization expense" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of April 30, 2009:

FLORIDA INVESTMENT QUALITY (NQF)          LEVEL 1        LEVEL 2  LEVEL 3         TOTAL
----------------------------------------------------------------------------------------
Investments                               $    --  $ 327,946,968  $    --  $ 327,946,968
========================================================================================
FLORIDA QUALITY INCOME (NUF)              LEVEL 1        LEVEL 2  LEVEL 3          TOTAL
----------------------------------------------------------------------------------------
Investments                               $    --  $ 298,116,527  $    --  $ 298,116,527
========================================================================================
INSURED FLORIDA PREMIUM INCOME (NFL)      LEVEL 1        LEVEL 2  LEVEL 3          TOTAL
----------------------------------------------------------------------------------------
Investments                               $    --  $ 308,674,183  $    --  $ 308,674,183
========================================================================================
INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)  LEVEL 1        LEVEL 2  LEVEL 3          TOTAL
----------------------------------------------------------------------------------------
Investments                               $   --   $  80,818,993  $    --  $  80,818,993
========================================================================================

3. FUND SHARES

Common Shares

The Funds' Board of Trustees approved an open-market share repurchase program on July 10, 2007, for Florida Investment Quality (NQF), Florida Quality Income
(NUF) and Insured Florida Premium Income (NFL) and on July 30, 2008, for Insured Florida Tax-Free Advantage (NWF) under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares.

                                                           Nuveen Investments 53

| Notes to FINANCIAL STATEMENTS (continued)

Transactions in Common shares were as follows:

                                            FLORIDA                   FLORIDA
                                    INVESTMENT QUALITY (NQF)     QUALITY INCOME (NUF)
                                    ------------------------   ------------------------
                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        4/30/09      4/30/08      4/30/09      4/30/08
---------------------------------------------------------------------------------------
Common shares repurchased               (43,000)    (218,700)     (43,700)    (147,700)
---------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased      $     10.63   $    13.22   $    10.87   $    13.37
   Discount per share repurchased         17.72%        9.68%       19.13%       10.16%
=======================================================================================

                                          INSURED FLORIDA           INSURED FLORIDA
                                       PREMIUM INCOME (NFL)    TAX-FREE ADVANTAGE (NWF)
                                    ------------------------   ------------------------
                                     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        4/30/09      4/30/08      4/30/09     4/30/08
---------------------------------------------------------------------------------------
Common shares repurchased               (48,900)    (174,500)     (18,900)          --
---------------------------------------------------------------------------------------
Weighted average Common share:
   Price per share repurchased      $     11.46   $    13.69   $    11.27           --
   Discount per share repurchased         18.45%        8.80%       17.03%          --
=======================================================================================

Preferred Shares

Transactions in Preferred shares were as follows:

                                 FLORIDA INVESTMENT QUALITY (NQF)              FLORIDA QUALITY INCOME (NUF)
                             -----------------------------------------   ---------------------------------------
                                   YEAR ENDED            YEAR ENDED           YEAR ENDED          YEAR ENDED
                                      4/30/09               4/30/08              4/30/09              4/30/08
----------------------------------------------------------------------------------------------------------------
                             SHARES          AMOUNT    SHARES   AMOUNT   SHARES         AMOUNT   SHARES   AMOUNT
----------------------------------------------------------------------------------------------------------------
Preferred shares redeemed:
   Series M                       --   $         --        --   $   --      321   $  8,025,000       --   $   --
   Series T                      397      9,925,000        --       --       --         --           --       --
   Series TH                      --             --        --       --      321      8,025,000       --       --
   Series F                      285      7,125,000        --       --      242      6,050,000       --       --
----------------------------------------------------------------------------------------------------------------
Total                            682   $ 17,050,000        --   $   --      884   $ 22,100,000       --   $   --
================================================================================================================

During the fiscal years ended April 30, 2009 and April 30, 2008, Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) did not repurchase any of their Preferred shares.

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended April 30, 2009, were as follows:

                                                            INSURED     INSURED
                              FLORIDA        FLORIDA        FLORIDA     FLORIDA
                           INVESTMENT        QUALITY        PREMIUM    TAX-FREE
                              QUALITY         INCOME         INCOME   ADVANTAGE
                                 (NQF)          (NUF)          (NFL)       (NWF)
--------------------------------------------------------------------------------
Purchases                $ 60,062,241   $ 31,942,482   $ 17,128,348   $ 978,197
Sales and maturities       77,208,868     39,569,464     16,528,638     970,000
================================================================================

54 Nuveen Investments

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2009, the cost of investments was as follows:

                                                                                        INSURED        INSURED
                                                        FLORIDA         FLORIDA         FLORIDA        FLORIDA
                                                     INVESTMENT         QUALITY         PREMIUM       TAX-FREE
                                                        QUALITY          INCOME          INCOME      ADVANTAGE
                                                           (NQF)           (NUF)           (NFL)          (NWF)
---------------------------------------------------------------------------------------------------------------
Cost of investments                               $ 329,304,067   $ 288,511,549   $ 307,868,509   $ 81,172,692
===============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2009, were as follows:

                                                                                        INSURED        INSURED
                                                        FLORIDA         FLORIDA         FLORIDA        FLORIDA
                                                     INVESTMENT         QUALITY         PREMIUM       TAX-FREE
                                                        QUALITY          INCOME          INCOME      ADVANTAGE
                                                           (NQF)           (NUF)           (NFL)          (NWF)
---------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                   $  11,927,833   $   6,493,371   $   8,333,954   $  2,652,963
   Depreciation                                     (16,614,897)    (10,203,475)     (7,528,280)    (3,006,662)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                 $  (4,687,064)  $  (3,710,104)  $     805,674   $   (353,699)
===============================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2009, the Funds' tax year end, were as follows:

                                                                                        INSURED        INSURED
                                                        FLORIDA         FLORIDA         FLORIDA        FLORIDA
                                                     INVESTMENT         QUALITY         PREMIUM       TAX-FREE
                                                        QUALITY          INCOME          INCOME      ADVANTAGE
                                                           (NQF)           (NUF)           (NFL)          (NWF)
---------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *             $   2,048,962   $   1,020,449   $   1,193,901   $    278,729
Undistributed net ordinary income **                      3,057          21,972              --             --
Undistributed net long-term capital gains                    --              --              --             --
===============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 1, 2009, paid on May 1, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended April 30, 2009 and April 30, 2008, was designated for purposes of the dividends paid deduction as follows:

                                                                                        INSURED        INSURED
                                                        FLORIDA         FLORIDA         FLORIDA        FLORIDA
                                                     INVESTMENT         QUALITY         PREMIUM       TAX-FREE
                                                        QUALITY          INCOME          INCOME      ADVANTAGE
2009                                                       (NQF)           (NUF)           (NFL)          (NWF)
---------------------------------------------------------------------------------------------------------------
Distributions from tax-exempt
   income***                                      $  14,228,083   $  12,010,760   $  12,443,941   $  3,178,492
Distributions from ordinary income **                    63,248              --              --             --
Distributions from net long-term capital
   gains****                                                 --              --              --             --
===============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2009.

                                                           Nuveen Investments 55

| Notes to FINANCIAL STATEMENTS (continued)

                                                                                        INSURED        INSURED
                                                        FLORIDA         FLORIDA         FLORIDA        FLORIDA
                                                     INVESTMENT         QUALITY         PREMIUM       TAX-FREE
                                                        QUALITY          INCOME          INCOME      ADVANTAGE
2008                                                       (NQF)           (NUF)           (NFL)          (NWF)
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income          $  15,831,036   $  13,723,665   $  13,780,200   $  3,509,003
Distributions from net ordinary income **                    --              --              --             --
Distributions from net long-term capital gains               --         145,959       1,237,160             --
===============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2009, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                                        INSURED        INSURED
                                                        FLORIDA         FLORIDA         FLORIDA        FLORIDA
                                                     INVESTMENT         QUALITY         PREMIUM       TAX-FREE
                                                        QUALITY          INCOME          INCOME      ADVANTAGE
                                                           (NQF)           (NUF)           (NFL)          (NWF)
---------------------------------------------------------------------------------------------------------------
Expiration:
    April 30, 2012                                $          --   $          --   $          --   $    791,760
    April 30, 2013                                    1,449,778              --              --         97,429
    April 30, 2014                                           --              --              --        236,625
    April 30, 2015                                           --              --              --        194,032
    April 30, 2016                                      197,103              --              --             --
    April 30, 2017                                    5,917,954       4,831,670       1,256,332        138,752
---------------------------------------------------------------------------------------------------------------
Total                                             $   7,564,835   $   4,831,670   $   1,256,332   $  1,458,598
===============================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through April 30, 2009, the Funds' last tax year end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

                                                                                                       INSURED
                                                                        FLORIDA         FLORIDA        FLORIDA
                                                                     INVESTMENT         QUALITY       TAX-FREE
                                                                        QUALITY          INCOME      ADVANTAGE
                                                                           (NQF)           (NUF)          (NWF)
---------------------------------------------------------------------------------------------------------------
Post-October capital losses                                       $   4,144,189   $   2,566,113   $     21,691
===============================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

56 Nuveen Investments

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                                FLORIDA INVESTMENT QUALITY (NQF)
                                                    FLORIDA QUALITY INCOME (NUF)
                                            INSURED FLORIDA PREMIUM INCOME (NFL)
AVERAGE DAILY NET ASSETS (1)                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                        INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of April 30, 2009, the complex-level fee rate was .1998%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)  EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

                                                           Nuveen Investments 57

| Notes to FINANCIAL STATEMENTS (continued)

For the first eight years of Insured Florida Tax-Free Advantage's (NWF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                              YEAR ENDING
NOVEMBER 30,                             NOVEMBER 30,
--------------------------------------------------------------------------------
2002*          .32%                      2007           .32%
2003           .32                       2008           .24
2004           .32                       2009           .16
2005           .32                       2010           .08
2006           .32

*     From the commencement of operations.

The Adviser has not agreed to reimburse Insured Florida Tax-Free Advantage (NWF) for any portion of its fees and expenses beyond November 30, 2010.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161) In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4)

On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

58 Nuveen Investments

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2009, to shareholders of record on May 15, 2009, as follows:

                                                            INSURED     INSURED
                                        FLORIDA   FLORIDA   FLORIDA     FLORIDA
                                     INVESTMENT   QUALITY   PREMIUM    TAX-FREE
                                        QUALITY    INCOME    INCOME   ADVANTAGE
                                           (NQF)     (NUF)     (NFL)       (NWF)
-------------------------------------------------------------------------------
Dividend per share                   $    .0610   $ .0550   $ .0575   $   .0540
===============================================================================

Auction Participation Fees

Effective May 1, 2009, auction participation fees for Nuveen Preferred shares with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

Preferred Shares

On June 2, 2009, Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF) noticed for redemption $8.825 million and $2.250 million, respectively, of their outstanding Preferred shares, at liquidation value, using tender option bonds (TOBs).

Reorganization Matters

On June 17, 2009, Western Investment LLC, an institutional shareholder of each of Florida Investment Quality (NQF), Florida Quality Income (NUF), Insured Florida Premium Income (NFL) and Insured Florida Tax-Free Advantage (NWF), filed a lawsuit in the 15th Judicial Circuit Court of Palm Beach County, Florida seeking declaratory relief and temporary and permanent injunctions to invalidate the action taken by shareholders of the Funds approving the Reorganizations, based on an allegation that the shareholder meeting for each Fund originally scheduled for May 15, 2009, was improperly adjourned and that subsequent action taken by the shareholders to approve the merger was invalid. Fund management believes that the complaint is without merit, and the Funds intend to vigorously contest the case.

                                                           Nuveen Investments 59

| Financial HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:

                                                                    Investment Operations
                                               ---------------------------------------------------------------
                                                                          Distribution   Distribution
                                                                              from Net           from
                                   Beginning                                Investment        Capital
                                      Common                        Net      Income to       Gains to
                                       Share          Net     Realized/      Preferred      Preferred
                                   Net Asset   Investment    Unrealized         Share-         Share-
                                       Value       Income   Gain (Loss)        holders+       holders+   Total
---------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
---------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                               $   14.30   $      .98   $     (1.34)  $       (.20)  $         --   $ (.56)
2008                                   15.16          .97          (.87)          (.29)            --     (.19)
2007(b)                                14.70          .79           .47           (.23)            --     1.03
Year Ended 6/30:
2006                                   15.63          .94          (.86)          (.21)            --     (.13)
2005                                   14.81          .96           .94           (.11)            --     1.79
2004                                   15.87         1.06          (.84)          (.06)          (.01)     .15

FLORIDA QUALITY INCOME (NUF)
---------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                   14.45          .91          (.85)          (.20)            --     (.14)
2008                                   15.34          .95          (.86)          (.31)            --*    (.22)
2007(b)                                14.86          .78           .49           (.24)            --     1.03
Year Ended 6/30:
2006                                   15.72          .92          (.80)          (.21)            --     (.09)
2005                                   14.81          .94          1.04           (.11)            --     1.87
2004                                   15.75         1.04          (.78)          (.05)          (.01)     .20
===============================================================================================================

                                                                Less Distributions
                                                           ------------------------------
                                                                  Net
                                                           Investment    Capital               Ending
                                                            Income to   Gains to               Common
                                                               Common     Common                Share    Ending
                                                               Share-     Share-            Net Asset    Market
                                                              holders    holders    Total       Value     Value
---------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
---------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                                       $     (.68)  $     --   $ (.68)  $   13.06   $ 11.18
2008                                                             (.67)        --     (.67)      14.30     12.77
2007(b)                                                          (.57)        --     (.57)      15.16     14.11
Year Ended 6/30:
2006                                                             (.80)        --     (.80)      14.70     13.02
2005                                                             (.97)        --     (.97)      15.63     15.48
2004                                                            (1.01)      (.20)   (1.21)      14.81     14.03

FLORIDA QUALITY INCOME (NUF)
---------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                                             (.64)        --     (.64)      13.67     11.62
2008                                                             (.66)      (.01)    (.67)      14.45     12.75
2007(b)                                                          (.55)        --     (.55)      15.34     14.04
Year Ended 6/30:
2006                                                             (.77)        --     (.77)      14.86     13.07
2005                                                             (.96)        --     (.96)      15.72     15.27
2004                                                            (1.00)      (.14)   (1.14)      14.81     13.84
===============================================================================================================

                                              Preferred Shares at End of Period
                                           -------------------------------------
                                             Aggregate   Liquidation
                                                Amount    and Market       Asset
                                           Outstanding         Value    Coverage
                                                 (000)     Per Share   Per Share
--------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
--------------------------------------------------------------------------------
Year Ended 4/30:
2009                                        $  114,950   $    25,000   $  71,379
2008                                           132,000        25,000      69,338
2007(b)                                        132,000        25,000      72,628
Year Ended 6/30:
2006                                           132,000        25,000      71,196
2005                                           132,000        25,000      74,066
2004                                           132,000        25,000      71,410

FLORIDA QUALITY INCOME (NUF)
--------------------------------------------------------------------------------
Year Ended 4/30:
2009                                            94,900        25,000      75,832
2008                                           117,000        25,000      68,708
2007(b)                                        117,000        25,000      71,890
Year Ended 6/30:
2006                                           117,000        25,000      70,407
2005                                           117,000        25,000      73,033
2004                                           117,000        25,000      70,226
================================================================================

60 Nuveen Investments

                                                                              Ratios/Supplemental Data
                                                            -----------------------------------------------------------
                                                                               Ratios to Average Net Assets
                                                                                Applicable to Common Shares
                                        Total Returns                           Before Credit/Reimbursement
                                   ----------------------                  ----------------------------------------
                                                    Based         Ending
                                                       on            Net
                                        Based      Common         Assets
                                           on   Share Net     Applicable    Expenses       Expenses             Net
                                       Market       Asset      to Common   Including      Excluding      Investment
                                        Value**     Value**  Shares (000)   Interest++(a)  Interest++(a)     Income++
-----------------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:                        (6.73)%     (3.76)% $    213,250        1.32%          1.30%           7.47%
2009                                    (4.79)      (1.26)       234,106        1.68           1.21            6.62
2008                                    12.93        7.08        251,475        1.73****       1.21****        6.24****
2007(b)
Year Ended 6/30:                       (11.13)       (.85)       243,913        1.20           1.20            6.21
2006                                    17.51       12.40        259,071        1.23           1.23            6.26
2005                                    (9.61)        .95        245,045        1.25           1.25            6.92
2004

FLORIDA QUALITY INCOME (NUF)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                    (3.43)       (.74)       192,960        1.37           1.36            6.76
2008                                    (4.54)      (1.48)       204,552        1.78           1.22            6.38
2007(b)                                 11.75        6.97        219,447        1.78****       1.23****        6.09****
Year Ended 6/30:
2006                                    (9.64)       (.55)       212,504        1.22           1.22            6.06
2005                                    17.42       12.89        224,792        1.24           1.24            6.07
2004                                   (10.29)       1.29        211,659        1.25           1.25            6.83
=======================================================================================================================

                                                                          Ratios/Supplemental Data
                                                                ------------------------------------------------------
                                                                          Ratios to Average Net Assets
                                                                           Applicable to Common Shares
                                                                          After Credit/Reimbursement***
                                                                -----------------------------------------

                                                                  Expenses       Expenses             Net    Portfolio
                                                                 Including      Excluding      Investment     Turnover
                                                                  Interest++(a)  Interest++(a)     Income++       Rate
----------------------------------------------------------------------------------------------------------------------
FLORIDA INVESTMENT QUALITY (NQF)
----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:                                                      1.31%          1.29%           7.48%          18%
2009                                                                  1.67           1.20            6.63           23
2008                                                                  1.72****       1.19****        6.25****       13
2007(b)
Year Ended 6/30:                                                      1.19           1.19            6.22            6
2006                                                                  1.22           1.22            6.27           15
2005                                                                  1.25           1.25            6.92           23
2004

FLORIDA QUALITY INCOME (NUF)
----------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                                                  1.37           1.36            6.76           11
2008                                                                  1.77           1.21            6.39           26
2007(b)                                                               1.76****       1.21****        6.11****        7
Year Ended 6/30:
2006                                                                  1.21           1.21            6.06            8
2005                                                                  1.23           1.23            6.07           20
2004                                                                  1.25           1.25            6.83           38
======================================================================================================================

*     Rounds to less than $.01 per share.

** Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***   After custodian fee credit and expense reimbursement, where applicable.

****  Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)   For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 61

| Financial HIGHLIGHTS (continued)

Selected data for a Common share outstanding throughout each period:

                                                                             Investment Operations
                                                       -------------------------------------------------------------------
                                                                                  Distributions   Distributions
                                                                                       from Net            from
                                           Beginning                                 Investment         Capital
                                              Common                        Net       Income to        Gains to
                                               Share          Net     Realized/       Preferred       Preferred
                                           Net Asset   Investment    Unrealized          Share-          Share-
                                               Value       Income   Gain (Loss)         holders+        holders+     Total
---------------------------------------------------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                       $   14.74   $      .92   $      (.57)  $        (.19)  $          --   $    .16
2008                                           15.43          .95          (.60)           (.27)           (.02)       .06
2007(b)                                        15.14          .79           .38            (.22)           (.01)       .94
Year Ended 6/30:
2006                                           16.26          .96          (.91)           (.19)           (.02)      (.16)
2005                                           15.59          .99           .86            (.11)           (.01)      1.73
2004                                           16.57         1.02          (.88)           (.05)           (.01)       .08

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                           14.15          .86          (.52)           (.19)             --        .15
2008                                           14.56          .90          (.41)           (.27)             --        .22
2007(b)                                        14.07          .75           .50            (.21)             --       1.04
Year Ended 6/30:
2006                                           14.76          .90          (.71)           (.19)             --         --
2005                                           13.78          .90           .98            (.10)             --       1.78
2004                                           14.75          .93          (.99)           (.05)             --       (.11)
===========================================================================================================================

                                                                              Less Distributions
                                                                       -------------------------------
                                                                              Net
                                                                       Investment    Capital                Ending
                                                                        Income to   Gains to                Common
                                                                           Common     Common                 Share    Ending
                                                                           Share-     Share-             Net Asset    Market
                                                                          holders    holders     Total       Value     Value
----------------------------------------------------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                                                   $     (.68)  $     --   $  (.68)  $   14.22   $ 12.07
2008                                                                         (.69)      (.06)     (.75)      14.74     13.26
2007(b)                                                                      (.63)      (.02)     (.65)      15.43     14.74
Year Ended 6/30:
2006                                                                         (.82)      (.14)     (.96)      15.14     13.74
2005                                                                         (.95)      (.11)    (1.06)      16.26     16.74
2004                                                                         (.96)      (.10)    (1.06)      15.59     14.24

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                                                         (.63)        --      (.63)      13.67     11.73
2008                                                                         (.63)        --      (.63)      14.15     12.59
2007(b)                                                                      (.55)        --      (.55)      14.56     13.69
Year Ended 6/30:
2006                                                                         (.69)        --      (.69)      14.07     13.37
2005                                                                         (.80)        --      (.80)      14.76     14.26
2004                                                                         (.86)        --      (.86)      13.78     12.94
============================================================================================================================

                                             Preferred Shares at End of Period
                                           -------------------------------------
                                             Aggregate   Liquidation
                                                Amount    and Market       Asset
                                           Outstanding         Value    Coverage
                                                 (000)     Per Share   Per Share
--------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
--------------------------------------------------------------------------------
Year Ended 4/30:
2009                                       $   111,000   $    25,000   $  70,387
2008                                           111,000        25,000      72,212
2007(b)                                        111,000        25,000      75,013
Year Ended 6/30:
2006                                           111,000        25,000      74,077
2005                                           111,000        25,000      77,653
2004                                           111,000        25,000      75,443

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
--------------------------------------------------------------------------------
Year Ended 4/30:
2009                                            29,000        25,000      70,527
2008                                            29,000        25,000      72,350
2007(b)                                         29,000        25,000      73,746
Year Ended 6/30:
2006                                            29,000        25,000      72,090
2005                                            29,000        25,000      74,393
2004                                            29,000        25,000      71,124
================================================================================

62 Nuveen Investments

                                                                                 Ratios/Supplemental Data
                                                                  ------------------------------------------------------
                                                                                      Ratios to Average Net Assets
                                                                                      Applicable to Common Shares
                                               Total Returns                          Before Credit/Reimbursement
                                           --------------------              -------------------------------------------
                                                          Based        Ending
                                                             on           Net
                                              Based      Common        Assets
                                                 on   Share Net    Applicable    Expenses       Expenses             Net
                                             Market       Asset     to Common   Including      Excluding      Investment
                                             Value*       Value*  Shares (000)   Interest++(a)  Interest++(a)     Income++
----------------------------------------------------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:                              (3.53)%      1.26%  $   201,517        1.34%          1.34%           6.56%
2009                                          (4.90)        .47       209,621        1.37           1.19            6.32
2008                                          12.05        6.24       222,058        1.25***        1.18***         6.13***
2007(b)
Year Ended 6/30:                             (12.56)       (.95)      217,904        1.18           1.18            6.13
2006                                          25.54       11.33       233,779        1.16           1.16            6.14
2005                                         (11.70)        .46       223,965        1.16           1.16            6.36
2004

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                          (1.42)       1.26        52,812        1.42           1.42            6.10
2008                                          (3.45)       1.61        54,926        1.24           1.24            5.89
2007(b)                                        6.65        7.46        56,546        1.25***        1.25***         5.73***
Year Ended 6/30:
2006                                          (1.43)        .03        54,625        1.26           1.26            5.77
2005                                          16.62       13.18        57,296        1.24           1.24            5.77
2004                                         (13.56)       (.79)       53,504        1.25           1.25            6.04
============================================================================================================================

                                                          Ratios/Supplemental Data
                                            -----------------------------------------------------
                                                  Ratios to Average Net Assets
                                                  Applicable to Common Shares
                                                  After Credit/Reimbursement**
                                            ----------------------------------------
                                             Expenses       Expenses             Net    Portfolio
                                            Including      Excluding      Investment     Turnover
                                             Interest++(a)  Interest++(a)     Income++       Rate
--------------------------------------------------------------------------------------------------
INSURED FLORIDA PREMIUM INCOME (NFL)
--------------------------------------------------------------------------------------------------
Year Ended 4/30:                                 1.32%          1.32%           6.58%           5%
2009                                             1.36           1.17            6.33           28
2008                                             1.24***        1.17***         6.14***         6
2007(b)
Year Ended 6/30:                                 1.17           1.17            6.14            9
2006                                             1.16           1.16            6.15           12
2005                                             1.15           1.15            6.36           38
2004

INSURED FLORIDA TAX-FREE ADVANTAGE (NWF)
--------------------------------------------------------------------------------------------------
Year Ended 4/30:
2009                                             1.09           1.09            6.43            1
2008                                              .78            .78            6.35           29
2007(b)                                           .76***         .76***         6.23***         2
Year Ended 6/30:
2006                                              .76            .76            6.27            5
2005                                              .75            .75            6.26            7
2004                                              .74            .74            6.56          130
==================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the ten months ended April 30, 2007.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 63

                            Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                          NUMBER            PRINCIPAL
                                           YEAR FIRST     OF PORTFOLIOS     OCCUPATION(S)
NAME,                                      ELECTED OR     IN FUND COMPLEX   INCLUDING OTHER
BIRTHDATE               POSITION(S) HELD   APPOINTED      OVERSEEN BY       DIRECTORSHIPS
& ADDRESS               WITH THE FUNDS     AND TERM(1)    BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:
o ROBERT P. BREMNER                                                         Private Investor and Management Consultant; Treasurer
  8/22/40               Chairman of                                         and Director, Humanities Council of Washington D.C.
  333 W. Wacker Drive   the Board          1997                 200
  Chicago, IL 60606     and Board Member

o JACK B. EVANS                                                             President, The Hall-Perrine Foundation, a private
  10/22/48                                                                  philanthropic corporation (since 1996); Director and
  333 W. Wacker Drive   Board Member       1999                 200         Vice Chairman, United Fire Group, a publicly held
  Chicago, IL 60606                                                         company; Member of the Board of Regents for the State
                                                                            of Iowa University System; Director, Gazette Companies;
                                                                            Life Trustee of Coe College; Director, Iowa College
                                                                            Foundation; Member of the Advisory Council of the
                                                                            Department of Finance in the Tippie College of Business,
                                                                            University of Iowa; formerly, Director, Alliant Energy;
                                                                            formerly, Director, Federal Reserve Bank of Chicago;
                                                                            formerly, President and Chief Operating Officer, SCI
                                                                            Financial Group, Inc., a regional financial services
                                                                            firm.

o WILLIAM C. HUNTER                                                         Dean, Tippie College of Business, University of Iowa
  3/6/48                                                                    (since 2006); Director (since 2004) of Xerox
  333 W. Wacker Drive   Board Member       2004                 200         Corporation; Director (since 2005), Beta Gamma Sigma
  Chicago, IL 60606                                                         International Honor Society; formerly, Dean and
                                                                            Distinguished Professor of Finance, School of Business
                                                                            at the University of Connecticut (2003-2006);
                                                                            previously, Senior Vice President and Director of
                                                                            Research at the Federal Reserve Bank of Chicago
                                                                            (1995-2003); Director, SS&C Technologies, Inc. (May
                                                                            2005-October 2005); formerly, Director (1997-2007),
                                                                            Credit Research Center at Georgetown University.

o DAVID J. KUNDERT                                                          Director, Northwestern Mutual Wealth Management Company;
  10/28/42                                                                  retired (since 2004) as Chairman, JPMorgan Fleming Asset
  333 W. Wacker Drive   Board Member       2005                 200         Management, President and CEO, Banc One Investment
  Chicago, IL 60606                                                         Advisors Corporation, and President, One Group Mutual
                                                                            Funds; prior thereto, Executive Vice President, Banc One
                                                                            Corporation and Chairman and CEO, Banc One Investment
                                                                            Management Group; Member, Board of Regents, Luther
                                                                            College; member of the Wisconsin Bar Association; member
                                                                            of Board of Directors, Friends of Boerner Botanical
                                                                            Gardens; member of Investment Committee, Greater
                                                                            Milwaukee Foundation.

o WILLIAM J. SCHNEIDER                                                      Chairman of Miller-Valentine Partners Ltd., a real
  9/24/44                                                                   estate investment company; formerly, Senior Partner and
  333 W. Wacker Drive   Board Member       1997                 200         Chief Operating Officer (retired, 2004) of
  Chicago, IL 60606                                                         Miller-Valentine Group; member, University of Dayton
                                                                            Business School Advisory Council; member, Dayton
                                                                            Philharmonic Orchestra Association; formerly, member,
                                                                            Business Advisory Council, Cleveland Federal Reserve
                                                                            Bank; formerly, Director, Dayton Development Coalition.

64 Nuveen Investments

                                                          NUMBER            PRINCIPAL
                                           YEAR FIRST     OF PORTFOLIOS     OCCUPATION(S)
NAME,                                      ELECTED OR     IN FUND COMPLEX   INCLUDING OTHER
BIRTHDATE               POSITION(S) HELD   APPOINTED      OVERSEEN BY       DIRECTORSHIPS
& ADDRESS               WITH THE FUNDS     AND TERM(1)    BOARD MEMBER      DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:
o JUDITH M. STOCKDALE                                                       Executive Director, Gaylord and Dorothy Donnelley
  12/29/47                                                                  Foundation (since 1994); prior thereto, Executive
  333 W. Wacker Drive   Board Member       1997                200          Director, Great Lakes Protection Fund (from 1990 to
  Chicago, IL 6060                                                          1994).

o CAROLE E. STONE                                                           Director, Chicago Board Options Exchange (since 2006);
  6/28/47                                                                   Commissioner, New York State Commission on Public
  333 W. Wacker Drive   Board Member       2007                200          Authority Reform (since 2005); formerly, Chair, New York
  Chicago, IL 60606                                                         Racing Association Oversight Board (2005-2007).

o TERENCE J. TOTH
  9/29/59                                                                   Director, Legal & General Investment Management America,
  333 W. Wacker Drive   Board Member       2008                200          Inc. (since 2008); Managing Partner, Musso Capital
  Chicago, IL 60606                                                         Management (since 2008); Private Investor (since 2007);
                                                                            CEO and President, Northern Trust Investments
                                                                            (2004-2007); Executive Vice President, Quantitative
                                                                            Management & Securities Lending (2004-2007); prior
                                                                            thereto, various positions with Northern Trust Company
                                                                            (since 1994); Member: Goodman Theatre Board (since
                                                                            2004), Chicago Fellowship Boards (since 2005),
                                                                            University of Illinois Leadership Council Board (since
                                                                            2007) and Catalyst Schools of Chicago Board (since
                                                                            2008); formerly, Member: Northern Trust Mutual Funds
                                                                            Board (2005-2007), Northern Trust Investments Board
                                                                            (2004-2007), Northern Trust Japan Board (2004-2007),
                                                                            Northern Trust Securities Inc. Board (2003-2007) and
                                                                            Northern Trust Hong Kong Board (1997-2004).

INTERESTED BOARD MEMBER:
o JOHN P. AMBOIAN(2)                                                        Chief Executive Officer (since July 2007) and Director
  6/14/61                                                                   (since 1999) of Nuveen Investments, Inc.; Chief
  333 W. Wacker Drive   Board Member       2008                200          Executive Officer (since 2007) of Nuveen Asset
  Chicago, IL 60606                                                         Management, Nuveen Investments Advisors, Inc. formerly,
                                                                            President (1999-2004) of Nuveen Advisory Corp. and
                                                                            Nuveen Institutional Advisory Corp.(3)

                                                           Nuveen Investments 65

                                                          NUMBER
                                                          OF PORTFOLIOS
NAME,                                      YEAR FIRST     IN FUND COMPLEX   PRINCIPAL
BIRTHDATE               POSITION(S) HELD   ELECTED OR     OVERSEEN          OCCUPATION(S)
AND ADDRESS             WITH THE FUNDS     APPOINTED(4)   BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
o GIFFORD R. ZIMMERMAN                                                      Managing Director (since 2002), Assistant Secretary and
  9/9/56                Chief                                               Associate General Counsel of Nuveen Investments, LLC;
  333 W. Wacker Drive   Administrative     1988                   200       Managing Director, Associate General Counsel and
  Chicago, IL 60606     Officer                                             Assistant Secretary, of Nuveen Asset Management and of
                                                                            Symphony Asset Management LLC, (since 2003); Vice
                                                                            President and Assistant Secretary of NWQ Investment
                                                                            Management Company, LLC. (since 2002), Nuveen
                                                                            Investments Advisers Inc. (since 2002), Tradewinds
                                                                            Global Investors, LLC, and Santa Barbara Asset
                                                                            Management, LLC (since 2006), Nuveen HydePark Group LLC
                                                                            and Nuveen Investment Solutions, Inc. (since 2007);
                                                                            Managing Director (since 2004) and Assistant Secretary
                                                                            (since 1994) of Nuveen Investments, Inc.; formerly,
                                                                            Managing Director (2002- 2004), General Counsel
                                                                            (1998-2004) and Assistant Secretary of Nuveen Advisory
                                                                            Corp. and Nuveen Institutional Advisory Corp.(3);
                                                                            Chartered Financial Analyst.

o WILLIAM ADAMS IV                                                          Executive Vice President of Nuveen Investments, Inc.;
  6/9/55                                                                    Executive Vice President, U.S. Structured Products of
  333 W. Wacker Drive   Vice President     2007                   125       Nuveen Investments, LLC, (since 1999), prior thereto,
  Chicago, IL 60606                                                         Managing Director of Structured Investments.

o MARK J.P. ANSON                                                           President and Executive Director of Nuveen Investments,
  6/10/59                                                                   Inc. (since 2007); President of Nuveen Investments
  333 W. Wacker Drive   Vice President     2009                   200       Institutional Services Group LLC (since 2007);
  Chicago, IL 60606                                                         previously, Chief Executive Officer of the British
                                                                            Telecom Pension Scheme (2006-2007) and Chief Investment
                                                                            Officer of Calpers (1999-2006); PhD, Chartered Financial
                                                                            Analyst, Chartered Alternative Investment Analyst,
                                                                            Certified Public Accountant, Certified Management
                                                                            Accountant and Certified Internal Auditor.

o CEDRIC H. ANTOSIEWICZ                                                     Managing Director, (since 2004), previously, Vice
  1/11/62                                                                   President (1993-2004) of Nuveen Investments, LLC.
  333 W. Wacker Drive   Vice President     2007                   125
  Chicago, IL 60606

o NIZIDA ARRIAGA                                                            Vice President (since 2007) of Nuveen Investments, LLC;
  6/1/68                                                                    previously, Portfolio Manager, Allstate Investments, LLC
  333 W. Wacker Drive   Vice President     2009                   200       (1996-2006); Chartered Financial Analyst.
  Chicago, IL 60606

o MICHAEL T. ATKINSON                                                       Vice President (since 2002) of Nuveen Investments, LLC.;
  2/3/66                Vice President                                      Vice President of Nuveen Asset Management (since 2005).
  333 W. Wacker Drive   and Assistant      2000                   200
  Chicago, IL 60606     Secretary

o MARGO L. COOK                                                             Executive Vice President (since Oct 2008) of Nuveen
  4/11/64                                                                   Investments, Inc.; previously, Head of Institutional
  333 W. Wacker Drive   Vice President     2009                   200       Asset Management (2007-2008) of Bear Stearns Asset
  Chicago, IL 60606                                                         Management; Head of Institutional Asset Mgt (1986-2007)
                                                                            of Bank of NY Mellon; Chartered Financial Analyst.

o LORNA C. FERGUSON                                                         Managing Director (since 2004), formerly, Vice President
  10/24/45                                                                  of Nuveen Investments, LLC; Managing Director (since
  333 W. Wacker Drive   Vice President     1998                   200       2005) of Nuveen Asset Management; Managing Director
  Chicago, IL 60606                                                         (2004-2005), formerly, Vice President (1998-2004) of
                                                                            Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                                            Corp.(3)

66 Nuveen Investments

                                                          NUMBER
                                                          OF PORTFOLIOS
NAME,                                      YEAR FIRST     IN FUND COMPLEX   PRINCIPAL
BIRTHDATE               POSITION(S) HELD   ELECTED OR     OVERSEEN          OCCUPATION(S)
AND ADDRESS             WITH THE FUNDS     APPOINTED(4)   BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
o STEPHEN D. FOY                                                            Vice President (since 1993) and Funds Controller (since
  5/31/54               Vice President                                      1998) of Nuveen Investments, LLC; Vice President (since
  333 W. Wacker Drive   and Controller     1998                   200       2005) of Nuveen Asset Management; Certified Public
  Chicago, IL 60606                                                         Accountant.

o WILLIAM T. HUFFMAN                                                        Chief Operating Officer, Municipal Fixed Income (since
  5/7/69                                                                    2008) of Nuveen Asset Management; previously, Chairman,
  333 W. Wacker Drive   Vice President     2009                   200       President and Chief Executive Officer (2002 - 2007) of
  Chicago, IL 60606                                                         Northern Trust Global Advisors, Inc. and Chief Executive
                                                                            Officer (2007) of Northern Trust Global Investments
                                                                            Limited; CPA.

o WALTER M. KELLY                                                           Senior Vice President (since 2008), Vice President
  2/24/70               Chief Compliance                                    (2006-2008) formerly, Assistant Vice President and
  333 W. Wacker Drive   Officer and        2003                   200       Assistant General Counsel (2003-2006) of Nuveen
  Chicago, IL 60606     Vice President                                      Investments, LLC; Vice President (since 2006) and
                                                                            Assistant Secretary (since 2008) of Nuveen Asset
                                                                            Management.

o DAVID J. LAMB                                                             Senior Vice President (since 2009), formerly, Vice
  3/22/63                                                                   President (2000-2009) of Nuveen Investments, LLC; Vice
  333 W. Wacker Drive   Vice President     2000                   200       President (since 2005) of Nuveen Asset Management;
  Chicago, IL 60606                                                         Certified Public Accountant.

o TINA M. LAZAR                                                             Senior Vice President (since 2009), formerly, Vice
  8/27/61                                                                   President of Nuveen Investments, LLC (1999-2009);
  333 W. Wacker Drive   Vice President     2002                   200       Vice President of Nuveen Asset Management (since 2005).
  Chicago, IL 60606

o LARRY W. MARTIN                                                           Vice President, Assistant Secretary and Assistant
  7/27/51               Vice President                                      General Counsel of Nuveen Investments, LLC; Vice
  333 W. Wacker Drive   and Assistant      1988                   200       President (since 2005) and Assistant Secretary of Nuveen
  Chicago, IL 60606     Secretary                                           Investments, Inc.; Vice President (since 2005) and
                                                                            Assistant Secretary (since 1997) of Nuveen Asset
                                                                            Management; Vice President and Assistant Secretary of
                                                                            Nuveen Investments Advisers Inc. (since 2002); NWQ
                                                                            Investment Management Company, LLC (since 2002),
                                                                            Symphony Asset Management LLC (since 2003), Tradewinds
                                                                            Global Investors, LLC, Santa Barbara Asset Management
                                                                            LLC (since 2006) and of Nuveen HydePark Group, LLC and
                                                                            Nuveen Investment Solutions, Inc. (since 2007);
                                                                            formerly, Vice President and Assistant Secretary of
                                                                            Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                                            Corp.(3)

o KEVIN J. MCCARTHY                                                         Managing Director (since 2008), formerly, Vice President
  3/26/66               Vice President                                      (2007-2008), Nuveen Investments, LLC; Managing Director
  333 W. Wacker Drive   and Secretary      2007                   200       (since 2008), formerly, Vice President, and Assistant
  Chicago, IL 60606                                                         Secretary, Nuveen Asset Management, and Nuveen
                                                                            Investments Holdings, Inc.; Vice President (since 2007)
                                                                            and Assistant Secretary, Nuveen Investment Advisers
                                                                            Inc., Nuveen Investment Institutional Services Group
                                                                            LLC, NWQ Investment Management Company, LLC, Tradewinds
                                                                            Global Investors LLC, NWQ Holdings, LLC, Symphony Asset
                                                                            Management LLC, Santa Barbara Asset Management LLC,
                                                                            Nuveen HydePark Group, LLC and Nuveen Investment
                                                                            Solutions, Inc. (since 2007); prior thereto, Partner,
                                                                            Bell, Boyd & Lloyd LLP (1997-2007).

                                                           Nuveen Investments 67

                                                          NUMBER
                                                          OF PORTFOLIOS
NAME,                                      YEAR FIRST     IN FUND COMPLEX   PRINCIPAL
BIRTHDATE               POSITION(S) HELD   ELECTED OR     OVERSEEN          OCCUPATION(S)
AND ADDRESS             WITH THE FUNDS     APPOINTED(4)   BY OFFICER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
o JOHN V. MILLER                                                            Managing Director (since 2007), formerly, Vice President
  4/10/67               Vice President     2007                   200       (2002-2007) of Nuveen Asset Management and Nuveen
  333 W. Wacker Drive                                                       Investments, LLC; Chartered Financial Analyst.
  Chicago, IL 60606

o GREGORY MINO                                                              Vice President of Nuveen Investments, LLC (since 2008);
  1/4/71                Vice President     2009                   200       previously, Director (2004-2007) and Executive Director
  333 W. Wacker Drive                                                       (2007-2008) of UBS Global Asset Management; previously,
  Chicago, IL 60606                                                         Vice President (2000-2003) and Director (2003-2004) of
                                                                            Merrill Lynch Investment Managers; Chartered Financial
                                                                            Analyst.

o CHRISTOPHER M. ROHRBACHER                                                 Vice President, Nuveen Investments, LLC (since 2008);
  8/1/71                Vice President                                      Vice President and Assistant Secretary, Nuveen Asset
  333 W. Wacker Drive   and Assistant      2008                   200       Management (since 2008); prior thereto, Associate,
  Chicago, IL 60606     Secretary                                           Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).

o JAMES F. RUANE                                                            Vice President, Nuveen Investments, LLC (since 2007);
  7/3/62                Vice President                                      prior thereto, Partner, Deloitte & Touche USA LLP
  333 W. Wacker Drive   and Assistant      2007                   200       (2005-2007), formerly, senior tax manager (2002-2005);
  Chicago, IL 60606     Secretary                                           Certified Public Accountant.

o MARK L. WINGET                                                            Vice President, Nuveen Investments, LLC (since 2008);
  12/21/68              Vice President                                      Vice President and Assistant Secretary, Nuveen Asset
  333 W. Wacker Drive   and Assistant      2008                   200       Management (since 2008); prior thereto, Counsel, Vedder
  Chicago, IL 60606     Secretary                                           Price P.C. (1997-2007).

(1) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position and certain of its subsidiaries, which are affiliates of the Nuveen with Nuveen Investments, Inc. Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

68 Nuveen Investments

Reinvest Automatically Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued

                                                           Nuveen Investments 69

Reinvest Automatically
Easily and Conveniently (continued)

by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

70 Nuveen Investments

Glossary of
Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

                                                           Nuveen Investments 71

Glossary of
Terms Used in this Report (continued)

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

72 Nuveen Investments

Notes

                                                           Nuveen Investments 73

Notes

74 Nuveen Investments

Other Useful Information

BOARD OF TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regard- ing how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON & PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                                                Common Shares   Preferred Shares
                                                  Repurchased           Redeemed

NQF                                                    43,000                682
NUF                                                    43,700                884
NFL                                                    48,900                 --
NWF                                                    18,900                 --

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                           Nuveen Investments 75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

                                                         It's not what you earn,
                                                          it's what you keep.(R)

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     EAN-A-0409D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                             AUDIT FEES BILLED            AUDIT-RELATED FEES                  TAX FEES              ALL OTHER FEES
FISCAL YEAR ENDED               TO FUND (1)               BILLED TO FUND (2)             BILLED TO FUND (3)       BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2009                    $ 17,744                         $ 0                           $  0                  $ 850
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     0%                          0%                             0%                     0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2008                    $ 17,212                         $ 0                           $500                  $ 800
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                     0%                          0%                             0%                     0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees," and "Tax Fees."


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO              ALL OTHER FEES
                                                   BILLED TO ADVISER AND             ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND              AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS            SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2009                                              $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
April 30, 2008                                              $ 0                            $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                          0%                             0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                          TOTAL NON-AUDIT FEES
                                                           BILLED TO ADVISER AND
                                                          AFFILIATED FUND SERVICE         TOTAL NON-AUDIT FEES
                                                           PROVIDERS (ENGAGEMENTS         BILLED TO ADVISER AND
                                                          RELATED DIRECTLY TO THE        AFFILIATED FUND SERVICE
                              TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                                 BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)               TOTAL
-------------------------------------------------------------------------------------------------------------------------------
April 30, 2009                       $   850                        $ 0                           $ 0                   $   850
April 30, 2008                       $ 1,300                        $ 0                           $ 0                   $ 1,300

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                   FUND
Daniel J. Close        Nuveen Florida Quality Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                                                        NUMBER OF
PORTFOLIO MANAGER     TYPE OF ACCOUNT MANAGED           ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Daniel J. Close       Registered Investment Company     26         $4.60 billion
                      Other Pooled Investment Vehicles   0         $0
                      Other Accounts                     4         $.30 million

* Assets are as of April 30, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2009, the S&P/Investortools Municipal Bond index was comprised of 52,532 securities with an aggregate current market value of $1,047 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of the April 30, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                                          DOLLAR RANGE OF
                                                                                                          EQUITY SECURITIES
                                                                                        DOLLAR RANGE      BENEFICIALLY OWNED
                                                                                        OF EQUITY         IN THE REMAINDER OF
                                                                                        SECURITIES        NUVEEN FUNDS MANAGED
                                                                                        BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                                         OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------------------
Daniel J. Close            Nuveen Florida Quality Income Municipal Fund                 $  0              $1-$10,000

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University, and his MBA from Northwestern University's Kellogg School of Management.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period*                    (a)                   (b)          (c)                         (d)*
                           TOTAL NUMBER OF       AVERAGE      TOTAL NUMBER OF SHARES      MAXIMUM NUMBER (OR
                           SHARES (OR            PRICE        (OR UNITS) PURCHASED AS     APPROXIMATE DOLLAR VALUE) OF
                           UNITS)                PAID PER     PART OF PUBLICLY            SHARES (OR UNITS) THAT MAY YET
                           PURCHASED             SHARE (OR    ANNOUNCED PLANS OR          BE PURCHASED UNDER THE PLANS OR
                                                 UNIT)        PROGRAMS                    PROGRAMS
MAY 1-31, 2008                0                                    0                      1,252,300

JUNE 1-30, 2008               0                                    0                      1,252,300

JULY 1-9, 2008                0                                    0                      1,252,300

AUGUST 7-31, 2008             0                                    0                      1,415,000

SEPTEMBER 1-30, 2008          0                                    0                      1,415,000

OCTOBER 1-31, 2008            0                                    0                      1,415,000

NOVEMBER 1-30, 2008           0                                    0                      1,415,000

DECEMBER 1-31, 2008           0                                    0                      1,415,000

JANUARY 1-31, 2009            0                                    0                      1,415,000

FEBRUARY 1-28, 2009      33,100                  $10.87       33,100                      1,381,900

MARCH 1-31, 2009         10,600                  $10.86       10,600                      1,371,300

APRIL 1-30, 2009              0                                    0                      1,371,300

TOTAL                    43,700

* The registrant's first repurchase program, which authorized the repurchase of 1,400,000 shares, was announced on July 10, 2007 and expired on July 9, 2008. A second repurchase program, which authorized the repurchase of 1,415,000 shares, was announced on August 7, 2008. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Florida Quality Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: July 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 8, 2009
    -------------------------------------------------------------------